UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-22118

Dreman Contrarian Funds

(Exact name of registrant as specified in charter)

Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311

(Address of principal executive offices, including zip code)

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10 Suite 800

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 952-6667

Date of fiscal year end:     10/31

Date of reporting period:     10/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report October 31, 2012

Dreman Contrarian Funds

Dreman High Opportunity Fund

Dreman Contrarian Mid Cap Value Fund

Dreman Contrarian Small Cap Value Fund

Dreman Market Over-Reaction Fund

Dreman Contrarian International Value Fund

Dreman Contrarian Value Equity Fund

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center Plaza 10

Suite 800 Jersey City, NJ 07311

Toll Free: (800) 247-1014

Dreman High Opportunity Fund

Management’s Discussions and Analysis

The Dreman Contrarian High Opportunity Fund—Institutional Class shares (the “Fund”) returned 7.33% for the fiscal year ending October 31, 2012.

The Fund’s strongest performers for the year were in the Financials, Consumer Staples, and Information Technology sectors. Stock selection in the Financials sector was strong with notable performance from a number of securities, including Bank of America (+37.2%), Wells Fargo (+33.3%), U.S. Bancorp (+32.8%), Fifth Third Bancorp (+24.0%), and JPMorgan Chase (+23.5%). In the Consumer Staples sector, our two tobacco holdings provided solid returns with Philip Morris International up 31.6% and Altria Group returning 21.7%. A new addition to the Fund’s portfolio during the year, Walgreen, appreciated 20.7% since purchasing. Holdings within the Information Technology sector also aided returns with notable performance from Oracle and Microsoft. Oracle was also a new addition to the portfolio and was up 15.1% since purchasing. Also worth mention is our underweight in the Utility sector which boosted relative performance for the year, contributing over 40 basis points to relative returns.

Some of the Fund’s weaker sectors for the period were in the Energy and Consumer Discretionary sectors. Within Energy, Chesapeake, Apache, and Occidental Petroleum declined a respective 26.7%, 16.4% and 13.1%. These declines were somewhat offset by strong performance from Phillips 66 which was a spin-off from ConocoPhilips during the year. Phillips 66 returned 45.6% for our holding period. In the Consumer Discretionary sector, two holdings detracted from yearly performance and one provided some offset. Best Buy and Staples declined 40.2% and 20.6% respectively which was somewhat mitigated by strong returns from Lowe’s, which returned a strong 57.3%.

Average Annual Total Returns (unaudited) As of October 31, 2012

	Class A with Load	Class A without Load	Class C	Institutional Class	Russell 1000® Value Index[1]	S&P 500® Index[1]
One Year	0.79%	6.86%	5.79%	7.33%	16.89%	15.21%
Three Year	N/A	N/A	N/A	7.97%	12.81%	13.21%
Five Year	N/A	N/A	N/A	-4.69%	-1.00%	0.36%
Since Inception (11/20/09)	4.26%	6.33%	4.97%	N/A	11.02%	11.29%
Since Inception (11/4/03)	N/A	N/A	N/A	2.71%	5.65%	5.47%

	Expense Ratios[2]
Gross	1.42%	2.17%	1.17%
With Applicable Waivers	0.95%	1.70%	0.70%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell 1000® Value Index and S&P 500® Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2012. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 0.70% through February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found on the financial highlights.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman High Opportunity Fund (Continued)

The chart above assumes an initial investment of $100,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2012. The Russell 1000® Value Index and S&P 500® Index (“Indices”) are widely recognized unmanaged indices of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the indices plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman High Opportunity Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and the summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund

The Dreman Contrarian Mid Cap Value Fund—Institutional Class Shares (the “Fund”) returned 10.87% during the 12-month period ended October 31, 2012. The Fund’s benchmark, the Russell Mid Cap® Value Index, returned 14.99%. The U.S. stock market benefited from an environment of slow but steady economic growth, healthy corporate earnings and an improving housing market. In addition, investor sentiment was buoyed by Federal Reserve Chairman Ben Bernanke’s announcement in September that the Fed would provide aggressive economic stimulus and maintain its near-zero interest rate policy through 2015. Although midcaps delivered an uneven performance during the period—with selloffs in April-May and again in the autumn—the asset class nonetheless finished the period with a healthy, double-digit gain.

During the past twelve months, our sector allocations detracted slightly from performance while our stock selection contributed alpha. The largest detractor was our stock selection in the Consumer Discretionary space and our overweight position in Information Technology. Offsetting this was stock selection within the Financials, Utilities, Energy, Consumer Staples, and Materials Sectors.

The largest contribution to the Fund’s portfolio came from our position in the Canadian oil and natural gas producer Nexen, which was acquired by the Chinese company CNOOC. We sold the position soon after the bid was announced in order to book profits and to reinvest the gains in other attractive value opportunities. The oil refiner Valero Corp. also delivered excellent returns on the strength of widening crack margins – the gap between its primary input cost (crude oil) and its major outputs (unleaded gasoline, diesel fuel, etc). Outside of energy, our performance was helped by the rally in Dean Foods, which we held through its downturn in 2011 on the belief that its scale and premium brands would help it overcome short-term competitive pressures. Other top contributors were Whirlpool Corp., which gained ground behind its strong international sales, and Allstate Corp., which capitalized on an improved insurance pricing environment.

The Fund’s largest detractor was Arch Coal, Inc., which suffered as depressed natural gas prices continued to weigh upon coal prices given the low switching costs for utility companies. We sold the stock earlier in the year over concerns that a weak coal market could further weaken the company’s precarious balance sheet. Best Buy Co., Inc. also struggled during the year as a more competitive pricing environment combined with a lower-margin product mix is having a significant impact on its bottom line. We continue to hold a small position in the electronics retailer given its strong cash flow generation and the potential that the founder may take the company private, but have not added on the weakness. Our position in Ultra Petroleum Corp., which was hurt by falling natural gas prices, also detracted from performance. We continue to hold the stock on the belief that its market value doesn’t reflect the full value of the company’s underlying assets, and that its strong balance sheet will enable it to emerge as a survivor. Chesapeake Energy Corp., the second largest natural gas producer in the United States, was also impacted by falling price natural gas prices. Outside of energy, shares of Lexmark International, Inc. were hit by the growing preference among corporations for a “paperless environment.”

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund (Continued)

Average Annual Total Returns (unaudited) As of October 31, 2012

	Class A with Load	Class A without Load	Class C	Institutional Class	Russell Mid Cap® Value Index[1]	S&P Mid Cap 400® Index[1]
One Year	4.20%	10.55%	9.92%	10.87%	14.99%	12.11%
Three Year	N/A	N/A	N/A	11.88%	15.77%	15.81%
Five Year	N/A	N/A	N/A	0.70%	1.68%	3.12%
Since Inception (11/20/09)	7.85%	10.03%	9.23%	N/A	14.12%	14.20%
Since Inception (12/31/03)	N/A	N/A	N/A	7.04%	7.63%	7.60%
	Expense Ratios[2]
Gross	5.47%	6.22%	5.22%
With Applicable Waivers	1.25%	2.00%	1.00%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell Mid Cap® Value Index and the S&P Mid Cap 400® Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2012. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 1.00% through February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found on the financial highlights.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

The chart above assumes an initial investment of $100,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2012. The Russell Mid Cap® Value Index and the S&P Mid Cap 400® Index (“Indices”) are widely recognized unmanaged indices of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Mid Cap Value Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund

The Dreman Contrarian Small Cap Value Fund—Retail Class shares (the “Fund”) returned 9.93% during the 12-month period ended October 31, 2012. The Fund’s benchmark, the Russell 2000® Value Index, returned 14.47%. The U.S. stock market benefited from an environment of slow but steady economic growth, healthy corporate earnings and an improving housing market. In addition, investor sentiment was buoyed by Federal Reserve Chairman Ben Bernanke’s announcement in September that the Fed would provide aggressive economic stimulus and maintain its near-zero interest rate policy through 2015. Although small caps delivered an uneven performance during the period—with selloffs in April-May and again in the autumn—the asset class nonetheless finished the period with a healthy, double-digit gain.

Our underweight position in Financials, which outperformed the broader market by a wide margin, was the biggest detractor for the Fund. A majority of our underweight is related to real estate investment trusts (REITs), where we held an average weighting of about six percentage points less than their weighting in the benchmark. The underweighting is mainly due to Residential and Mortgage REITs. This area in particular has benefitted from investors reach for dividend yields, low interest rates, and readily available financing. The Fund currently has no exposure within this subsection of the REITs space given rich valuations and due to the implications a rising rate environment will have on the portfolios of the mortgage REITs. We did increase the Fund’s weighting in financials as the year progressed, with an emphasis on asset managers, insurance companies and banks. The Materials, Information Technology, and Healthcare Sectors also detracted from performance. This was offset by our stock selection in the Energy, Consumer Discretionary and Utilities space.

In terms of individual stocks, the largest contribution came from our position in Pennsylvania REIT. This mall REIT continued to benefit from improved occupancy rates and stronger traffic trends at its malls. The Fund’s portfolio other mall REIT, CBL & Associates Properties Inc., also posted solid results due to improving traffic trends and rising occupancy rates. In the energy sector, our position in Tesoro Corp., a west coast oil refiner, delivered excellent returns. The stock benefitted from widening crack spreads (difference between price of crude and petroleum products) and following the announcement of an accretive acquisition in the Southern California region. While still supporting an attractive valuation, we exited the position in the third quarter as the market capitalization breached our max threshold. Jarden Corp., a consumer products company that owns brands such as Coleman, K2 and Sunbeam, gained ground as the combination of rising sales and falling input costs led to rising profit margins. Geo Group, a private prison operator, was also a strong contributor to the Fund. The company bumped its dividend by 50% during the year and announced plans to unlock value via a conversion to REIT status.

On the negative side, our position in Thompson Creek Metals Co. Inc. weighed upon the Fund. This mining company faced a combination of weaker demand in its main product, molybdenum which is an alloy used to strengthen steel, and rising input costs. We have since sold the stock from the Fund. Superior Energy Services Inc., which suffered as the weakness in natural gas prices led to reduced demand for its services, also lost ground in the period. We continue to hold the stock, however, based on its growing exposure in international markets. Our positions in the toy company JAKKS Pacific Inc., the coal company James River Coal, and the contracting and construction management firm Tutor Perini Corp. also detracted from returns. We elected to sell JAKKS and James River, but we continue to hold Tutor Perini on the basis of its growing order backlog and attractive valuation.

We remain optimistic on the overall outlook for small-cap stocks. The Fed’s pledge to provide open-ended, unlimited stimulus to the economy is likely to cushion any significant downturn in stock prices. It’s important to keep in mind that the stock market has surged off of its 2008 lows even as $400 billion in cash has moved out of equity funds and into bond funds. If this trend were to reverse or even stabilize—an outcome that becomes more likely given the current Fed policy—it could provide further energy for the rally in stock prices to continue.

This would be a positive for small-cap stocks, since valuations—while not as low as they were in 2008, or even one year ago—are still attractive at these levels. We believe that once investors move past the various uncertainties that currently overhang the market, such as the debt crisis in Europe, the U.S. elections and the possible impact of the fiscal cliff, the compelling valuations in the small-cap space should begin to receive more attention.

We continue to like the materials sector as a source of compelling investment ideas. The materials segment is rich with companies whose market capitalization is less than their assets, a type of value opportunity typically referred to as an “asset play.” In general, we believe materials stocks continue to offer favorable prospects at a time of positive global growth and the possibility of revived investor concerns about inflation. We are also overweight the banking sector given compelling price to book valuations, improving home sales and rising loan growth. We are less

Annual Shareholder Report

enthusiastic on mortgage REITs given stretched valuations and have no exposure to this space. The Fund also remains overweight in the Industrials sector.

We believe the portfolio’s underlying characteristics remain very attractive in terms of both fundamentals and valuations. The price-to-earnings (P/E) ratio of the stocks in the fund is 11.8x times forward 12-month earnings estimates, compared with 13.8x for the stocks in the Russell 2000® Value Index. At the same time, the return on equity of our holdings is superior to that of the index, at 10% vs. 6.6%. This sort of disparity is typical for the Fund, as we are always working to trim our winning positions and re-seed the fund with new, undervalued stocks, thereby maintaining a Fund that compares favorably with the index.

Average Annual Total Returns (unaudited) As of October 31, 2012

	Class A with Load	Class A without Load	Institutional Class	Retail Class	Russell 2000® Value Index[1]
One Year	3.61%	9.92%	10.14%	9.93%	14.47%
Three Year	N/A	N/A	9.55%	9.00%	13.83%
Five Year	N/A	N/A	1.75%	1.63%	0.87%
Since Inception (11/20/09)	5.90%	8.05%	N/A	N/A	12.61%
Since Inception (8/22/07)	N/A	N/A	2.34%	N/A	1.18%
Since Inception (12/31/03)	N/A	N/A	N/A	8.72%	5.44%

	Expense Ratios[2]
Gross	1.71%	1.46%	1.71%
With Applicable Waivers	1.25%	1.00%	1.25%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell 2000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2012. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 1.00% through February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found on the financial highlights.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund (Continued)

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Retail Class operations) and held through October 31, 2012. The Russell 2000® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Small Cap Value Fund Retail Class, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Market Over-Reaction Fund

The Dreman Market Over-Reaction Fund—Institutional Class shares (the “Fund”) returned 7.37% for the fiscal year ending October 31, 2012. The Fund invests globally and approximately 50% of the holdings are in domestic stocks.

The Fund’s strongest performers for the year were in the Health Care, Industrials, and Financials sectors. Stock selection in the Health Care sector was strong with notable performance from a number of securities, including Bayer (+37.8%) for the year, Gilead Sciences, returning 28.7% for our holding period, Sanofi (+27.5%) for the year, and Pfizer returning 20.0% for our holding period. In the Industrial sector, a few standouts were Volvo, Eaton, Raytheon and Northrop Grumman, returning a respective 34.8%, 28.4%, 25.1% and 23.2% for our holding period. Finally, in the Financials sector, we had a number of securities post solid returns, led by Discover Financial Services, Ameriprise Financial, Barclays, and Sun Life Financial, returning 81.6%, 51.9%, 50.6%, and 38.4% respectively for the holding period. We remain constructive on the sector and believe the current valuations of the securities owned are attractive.

Among the Fund’s weaker performers were securities in the Consumer Discretionary, Energy and Information Technology sectors. In the Consumer Discretionary sector, two of our automotive holdings, Tata Motors and Nissan Motor, saw declines of 16.3% and 15.4%. Best Buy also acted weak this year, trailing the market return and declining 15.8% for our holding period. Within the Energy sector, Chesapeake Energy, Nexen, and Petrobras Petroleo Brasileiro declined a respective 26.7%, 24.6% and 17.5% for the holding period. These declines were partially offset by strong performance of Marathon Petroleum and Valero Energy, which appreciated a respective 70.6% and 40.7% for our holding period. Within the Information Technology sectors, two main holdings in the PC space detracted from yearly performance with Hewlett-Packard (-46.7%) and Dell (-41.1%).

Average Annual Total Returns (unaudited) As of October 31, 2012

	Class A with Load	Class A without Load	Class C	Institutional Class	Russell 1000® Value Index[1]
One Year	0.98%	7.15%	6.40%	7.37%	16.89%
Three Year	N/A	N/A	N/A	5.96%	12.81%
Five Year	N/A	N/A	N/A	-2.18%	-1.00%
Since Inceptiocn (11/20/09)	1.98%	4.05%	3.27%	N/A	11.02%
Since Inception (4/3/07)	N/A	N/A	N/A	-0.28%	-0.12%

	Expense Ratios[2]
Gross	1.99%	2.74%	1.74%
With Applicable Waivers	1.10%	1.85%	0.85%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell 1000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2012. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 0.85% through February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found on the financial highlights

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Market Over-Reaction Fund (Continued)

The chart above assumes an initial investment of $100,000 made on April 3, 2007 (commencement of Fund operations) and held through October 31, 2012. The Russell 1000® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Market Over-Reaction Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian International Value Fund

The Dreman Contrarian International Value Fund—Institutional Class shares (the “Fund”) was up 2.95% for the fiscal year ended October 31, 2012, as compared to the Russell Global ex-US Value Index return of 3.73% for the same period. Given the current valuation statistics of an 8.4 price earnings ratio (over the next twelve months) coupled with a 3.6% dividend yield, we believe the Fund represents outstanding value.

The Fund’s strongest performers for the twelve month period ended October 31, 2012 were the Materials, Energy, Health Care sectors. Stock selection in the Materials sector was strong with the notable performance of Yamana Gold (+36.9%), Agrium (+29.4%), and BASF (+15.9%). The overweight positions, as well as stock selection, in the Health Care, Energy, and Materials sectors combined to contribute just over 280 basis points of relative return. Bayer AG (+37.8%) was the top performer in the Fund’s Health Care holdings. The Fund’s weakest sectors for the fiscal year were Information Technology, Financials, and Consumer Staples. The Financial Services sector stocks continued to be negatively broad brushed with the European sovereign debt crisis, as reflected in the returns of Credit Suisse (-16.6%), KB Financial (-11.5%), and Banco Santander (-4.0%) for the period.

We are pleased with the positioning of the Fund. First, combining the robust Energy (19.0%), Materials (13.6%), and Industrial weightings (7.8%) plays into our secular commodity trend theme. Second, the Fund’s Financials sector weighting (27.4%) represents what we believe to be excellent value in this “bear” ravaged sector. Third, the Healthcare weighting, represents in our opinion good value and is also fairly defensive. Finally, other holdings not already mentioned, such as in the Consumer Discretionary/Staples and Telecommunications sectors also represent high quality and we believe are handsomely undervalued.

Although we do not make economic calls, it looks to us that the market may have rushed to judgment as recent news has been slightly better than expected. To mitigate any potential economic tipping point, the global central banks, in our opinion, will continue to be extremely accommodating for the foreseeable future. Given the evidence of a slow global recovery, strong corporate fundamentals, and the increasing threat of more inflation, we believe the equity market will continue to be the beneficiary of the investment flow.

Annual Shareholder Report

Dreman Contrarian International Value Fund (Continued)

Average Annual Total Returns (unaudited) As of October 31, 2012

	Class Awith Load	Class A without Load	Class C	Institutional Class	Russell Global ex US Value Index[1]	MSCI ACWI ex US Value Index[1]
One Year	-3.16%	2.78%	2.00%	2.95%	3.73%	3.98%
Three Year	N/A	N/A	N/A	3.81%	2.66%	3.74%
Since Inception (10/15/08)	N/A	N/A	N/A	11.52%	6.63%	7.42%
Since Inception (4/25/11)	-11.13%	-7.63%	-8.31%	N/A	-7.66%	-6.95%

	Expense Ratios[2]
Gross	5.84%	6.59%	5.59%
With Applicable Waivers	1.65%	2.40%	1.40%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1	The Russell Global ex US Value Index and the MSCI ACWI ex US Value Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2012. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 1.40% through February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found on the financial highlights.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

The chart above assumes an initial investment of $100,000 made on October 15, 2008 (commencement of Fund operations) and held through October 31, 2012. The Russell Global ex US Value Index and the MSCI All Country World Index (ACWI) ex US Value Index (the “Indices”) are widely recognized unmanaged indices of equity securities. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian International Value Fund Institutional Class and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian Value Equity Fund

The Dreman Contrarian Value Equity Fund—Institutional Class shares (the “Fund”) was up 11.02% through October 31, 2012, compared to the Russell 3000® Value Index return of 16.7% for the same period. Given the current valuation statistics of a 9.6 price earnings ratio (over the next twelve months) coupled with a 2.7% dividend yield, we believe the Fund represents outstanding value.

The Fund’s strongest performers for the period ended October 31, 2012 were the Financials, Health Care, and Consumer Staples sectors. Stock selection in the Financials sector was strong with the notable performance of Allstate (+56.0%), Sun Trust (+39.1%), and Bank of America (+37.2%). The underweight positions, as well as stock selection, in the Health Care, Consumer Staples and Utilities sectors combined to contribute just over 230 basis points of relative return. The Fund’s weakest sectors for the period were Energy, Consumer Discretionary, and Information Technology. The Information Technology sector stocks continued to be negatively broad brushed, as reflected in the returns of Hewlett Packard (-42.5%), Corning (-18.6%), and Intel (-9.0%) for the period.

We are pleased with the positioning of the Fund. First, combining the robust Energy (14.6%), Materials (6.2%), and Industrial weightings (13.6%) plays into our secular commodity trend theme. Second, the Fund’s Financials sector weighting (30.4%) represents what we believe to be excellent value in this “bear” ravaged sector. Third, the Healthcare weighting, represents in our opinion good value and is also fairly defensive. Finally, other holdings not already mentioned, such as in the Consumer Discretionary/Staples sectors also represent high quality and we believe are handsomely undervalued.

Although we do not make economic calls, it looks to us that the market may have rushed to judgment as recent news has been slightly better than expected. To mitigate any potential economic tipping point, the global central banks, in our opinion, will continue to be extremely accommodating for the foreseeable future. Given the evidence of a slow global recovery, strong corporate fundamentals, and the increasing threat of more inflation, we believe the equity market will continue to be the beneficiary of the investment flow.

Average Annual Total Returns (unaudited) As of October 31, 2012

	Class A with Load	Class A without Load	Class C	Institutional Class	Russell 3000® Value Index[1]
One Year	4.34%	10.71%	9.95%	11.02%	16.70%
Since Inception (4/25/11)	-2.86%	1.00%	0.25%	1.19%	4.99%

	Expense Ratios[2]
Gross	8.81%	9.56%	8.56%
With Applicable Waivers	1.21%	1.96%	0.96%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell 3000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2012. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 0.95% through February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found on the financial highlights.

The Funds are distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

The chart above assumes an initial investment of $100,000 made on April 25, 2011 (commencement of Fund operations) and held through October 31, 2012. The Russell 3000® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Value Equity Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus or summary prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Fund Holdings (Unaudited)

1	As a percent of net assets.

2	Companies consisting of market capitalizations similar to those included in the S&P 500® Index.

Under normal circumstances, the Dreman High Opportunity Fund (“High Opportunity Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of the prospectus dated February 28, 2012, the market capitalization of companies included in the S&P 500® Index ranged from $1.6 billion to $401.3 billion.

1	As a percent of net assets.

2	Companies consisting of market capitalizations ranging from $117 million to $20.5 billion.

3	Companies consisting of market capitalizations not ranging from $117 million to $20.5 billion.

Under normal circumstances, the Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”) will invest at least 80% of its net assets in equity securities of mid-capitalization companies which the Advisor defines as companies that are similar in market capitalization to that of the Russell Midcap® Value Index. As of the prospectus dated February 28, 2012, the market capitalizations included Russell Midcap® Value Index ranged from $117 million to $20.5 billion.

Annual Shareholder Report

1	As a percent of net assets.

2	Companies consisting of market capitalizations similar to those included in the Russell 2000® Value Index.

3	Companies consisting of market capitalizations not ranging from $16 million to $3.7 billion.

Under normal circumstances, the Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of the prospectus dated February 28, 2012, the market capitalizations included Russell 2000® Value Index ranged from $16 million to $3.7 billion.

1	As a percent of net assets.

2	Companies consisting of market capitalizations similar to those listed in the S&P 500® Index.

3	Companies consisting of market capitalizations not ranging from $1.6 billion to $401.3 billion.

Under normal circumstances, the Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of the prospectus dated February 28, 2012, the market capitalization of companies included in the S&P 500® Index ranged from $1.6 billion to $401.3 billion.

Annual Shareholder Report

Fund Holdings (Unaudited) (Continued)

1	As a percent of net assets.

Under normal circumstances, the Dreman Contrarian International Value Fund (the “International Value Fund”) will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside the U.S.

1	As a percent of net assets.

2	Companies consisting of market capitalizations similar to those listed in the Russell 3000® Index.

Under normal circumstances, the Dreman Contrarian Value Equity Fund (“Value Equity Fund”) will invest at least 80% of its net assets in equity securities of all capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 3000® Index. As of the prospectus dated February 28, 2012, the market capitalization of companies included in the Russell 3000® Index ranged from $16 million to $401 billion.

Annual Shareholder Report

Shareholder Expense Example (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples for the Funds are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2012 to October 31, 2012.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio

Dreman High Opportunity Fund
Class A Shares	Actual	$1,000.00	$989.40	$4.75	0.95%
	Hypothetical (2)	$1,000.00	$1,020.36	$4.82	0.95%
Class C Shares	Actual	$1,000.00	$978.50	$8.46	1.70%
	Hypothetical (2)	$1,000.00	$1,016.58	$8.63	1.70%
Institutional Shares	Actual	$1,000.00	$993.40	$3.52	0.70%
	Hypothetical (2)	$1,000.00	$1,021.60	$3.57	0.70%
Dreman Contrarian Mid Cap Value Fund
Class A Shares	Actual	$1,000.00	$1,025.00	$6.36	1.25%
	Hypothetical (2)	$1,000.00	$1,018.86	$6.34	1.25%
Class C Shares	Actual	$1,000.00	$1,021.20	$10.16	2.00%
	Hypothetical (2)	$1,000.00	$1,015.08	$10.13	2.00%
Institutional Shares	Actual	$1,000.00	$1,025.80	$5.09	1.00%
	Hypothetical (2)	$1,000.00	$1,020.11	$5.08	1.00%
Dreman Contrarian Small Cap Value Fund
Class A Shares	Actual	$1,000.00	$936.30	$6.08	1.25%
	Hypothetical (2)	$1,000.00	$1,018.85	$6.34	1.25%
Retail Shares	Actual	$1,000.00	$993.90	$6.26	1.25%
	Hypothetical (2)	$1,000.00	$1,018.85	$6.34	1.25%
Institutional Shares	Actual	$1,000.00	$995.00	$5.01	1.00%
	Hypothetical (2)	$1,000.00	$1,020.11	$5.08	1.00%

Annual Shareholder Report

Shareholder Expense Example (Unaudited) (Continued)

		Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio

Dreman Market Over-Reaction Fund
Class A Shares	Actual	$1,000.00	$1,024.20	$5.60	1.10%
	Hypothetical (2)	$1,000.00	$1,019.61	$5.58	1.10%
Class C Shares	Actual	$1,000.00	$1,019.20	$9.39	1.85%
	Hypothetical (2)	$1,000.00	$1,015.84	$9.37	1.85%
Institutional Shares	Actual	$1,000.00	$1,024.10	$4.32	0.85%
	Hypothetical (2)	$1,000.00	$1,020.86	$4.32	0.85%
Dreman Contrarian International Value Fund
Class A Shares	Actual	$1,000.00	$1,033.60	$8.43	1.65%
	Hypothetical (2)	$1,000.00	$1,016.84	$8.36	1.65%
Class C Shares	Actual	$1,000.00	$1,029.70	$12.24	2.40%
	Hypothetical (2)	$1,000.00	$1,013.07	$12.14	2.40%
Institutional Shares	Actual	$1,000.00	$1,029.50	$7.14	1.40%
	Hypothetical (2)	$1,000.00	$1,018.10	$7.10	1.40%
Dreman Contrarian Value Equity Fund
Class A Shares	Actual	$1,000.00	$1,017.20	$6.08	1.20%
	Hypothetical (2)	$1,000.00	$1,019.10	$6.09	1.20%
Class C Shares	Actual	$1,000.00	$1.013.20	$9.87	1.95%
	Hypothetical (2)	$1,000.00	$1,015.33	$9.88	1.95%
Institutional Shares	Actual	$1,000.00	$1.018.20	$4.82	0.95%
	Hypothetical (2)	$1,000.00	$1,020.36	$4.82	0.95%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning May 1, 2012 through October 31, 2012. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.

Annual Shareholder Report

Dreman High Opportunity Fund	October 31, 2012

Schedule of Investments

Shares		Value

Common Stocks — 99.2%
Consumer Discretionary — 9.2%
7,872	Best Buy Co., Inc.	$119,733
4,419	Carnival Corp.	167,392
13,487	Lowe’s Companies, Inc.	436,709
35,215	Staples, Inc.	405,501
		1,129,335
Consumer Staples — 5.9%
9,289	Altria Group, Inc.	295,390
2,395	Philip Morris International, Inc.	212,101
6,085	Walgreen Co.	214,375
		721,866
Energy — 28.9%
9,510	Anadarko Petroleum Corp.	654,383
6,323	Apache Corp.	523,228
36,356	Chesapeake Energy Corp.	736,573
7,783	ConocoPhillips	450,247
9,477	Devon Energy Corp.	551,656
3,869	Occidental Petroleum Corp.	305,496
3,807	Phillips 66	179,538
4,881	Valero Energy Corp.	142,037
		3,543,158
Financials — 22.0%
27,847	Bank of America Corp.	259,534
18,662	Fifth Third Bancorp	271,159
7,360	Hartford Financial Services Group, Inc./The	159,786
13,177	JPMorgan Chase & Co.	549,217
17,027	KeyCorp	143,367
6,742	PNC Financial Services Group, Inc.	392,317
11,872	U.S. Bancorp	394,269
15,616	Wells Fargo & Co.	526,103
		2,695,752
Health Care — 10.8%
8,270	Aetna, Inc.	361,399
1,676	Agilent Technologies, Inc.	60,319
3,135	AstraZeneca PLC ADR	145,464
9,697	Pfizer, Inc.	241,164
9,137	UnitedHealth Group, Inc.	511,672
		1,320,018
Industrials — 10.8%
1,950	Caterpillar, Inc.	165,380
8,329	CSX Corp.	170,495
8,849	Eaton Corp.	417,850
1,035	FedEx Corp.	95,210
543	Huntington Ingalls Industries, Inc.*	23,012
1,959	Northrop Grumman Corp.	134,564
4,034	United Technologies Corp.	315,297
		1,321,808
Information Technology — 6.6%
17,341	Hewlett-Packard Co.	240,173
6,455	Intel Corp.	139,589
5,044	Microsoft Corp.	143,931
4,313	Oracle Corp.	133,919

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
5,625	Seagate Technology PLC	$153,675
		811,287
Materials — 5.0%
6,737	BHP Billiton Ltd. ADR	476,575
3,583	Freeport-McMoRan Copper & Gold, Inc.	139,307
		615,882
Total Common Stocks (Cost $12,273,526)		12,159,106
Exchange-Traded Funds — 1.4%
10,756	Financial Select Sector SPDR Fund	170,805
Total Exchange-Traded Funds (Cost $160,782)		170,805
Total Investments (Cost $12,434,308) — 100.6%		12,329,911
Liabilities in Excess of Other Assets — (0.6)%		(69,887)
Net Assets — 100.0%		$12,260,024
*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund	October 31, 2012

Schedule of Investments

Shares		Value

Common Stocks — 96.3%
Consumer Discretionary — 7.0%
925	Best Buy Co., Inc.	$14,069
540	Big Lots, Inc.*	15,730
550	Darden Restaurants, Inc.	28,941
760	Lear Corp.	32,376
2,580	Staples, Inc.	29,709
200	Whirlpool Corp.	19,536
		140,361
Consumer Staples — 4.3%
415	Energizer Holdings, Inc.	30,283
240	Lorillard, Inc.	27,842
670	Molson Coors Brewing Co., Class B	28,904
		87,029
Energy — 8.3%
1,373	Chesapeake Energy Corp.	27,817
550	Ensco PLC, Class A	31,801
1,010	Marathon Oil Corp.	30,361
530	Murphy Oil Corp.	31,800
820	Ultra Petroleum Corp.*	18,704
930	Valero Energy Corp.	27,063
		167,546
Financials — 20.8%
735	Allstate Corp./The	29,385
613	Ameriprise Financial, Inc.	35,781
896	Axis Capital Holdings Ltd.	32,453
915	Comerica, Inc.	27,276
2,420	Fifth Third Bancorp	35,163
1,664	Hartford Financial Services Group, Inc./The	36,125
1,260	Invesco Ltd.	30,643
3,610	KeyCorp	30,396
1,400	Lincoln National Corp.	34,706
1,280	NASDAQ OMX Group, Inc./The	30,477
379	PartnerRe Ltd.	30,699
1,305	SunTrust Banks, Inc.	35,496
1,480	Unum Group	30,014
		418,614
Health Care — 7.6%
710	Agilent Technologies, Inc.	25,553
830	Cardinal Health, Inc.	34,138
660	CIGNA Corp.	33,660
750	St. Jude Medical, Inc.	28,695
495	Zimmer Holdings, Inc.	31,784
		153,830
Industrials — 15.1%
720	Crane Co.	30,226
680	Eaton Corp.	32,110
870	General Cable Corp.*	24,821
660	Ingersoll-Rand PLC	31,040
310	Joy Global, Inc.	19,359
410	L-3 Communications Holdings, Inc.	30,258
360	Norfolk Southern Corp.	22,086
1,030	Oshkosh Corp.*	30,879

Shares		Value

Common Stocks — (Continued)
Industrials — (Continued)
640	Ryder System, Inc.	$28,877
750	URS Corp.	25,110
860	Waste Management, Inc.	28,156
		302,922
Information Technology — 14.1%
2,330	Applied Materials, Inc.	24,698
760	Arrow Electronics, Inc.*	26,775
1,060	CA, Inc.	23,871
610	Computer Sciences Corp.	18,574
670	Harris Corp.	30,673
610	KLA-Tencor Corp.	28,377
2,430	Marvell Technology Group Ltd.	19,173
1,204	NCR Corp.*	25,621
1,891	Symantec Corp.*	34,397
977	Synopsys, Inc.*	31,459
1,657	Western Union Co./The	21,044
		284,662
Materials — 10.9%
307	Agrium, Inc.	32,401
2,190	Huntsman Corp.	32,938
2,720	Kinross Gold Corp.	27,173
660	Nucor Corp.	26,486
1,555	Owens-Illinois, Inc.*	30,307
400	Rock-Tenn Co., Class A	29,276
1,965	Yamana Gold, Inc.	39,713
		218,294
Real Estate Investment Trusts — 5.6%
2,035	Duke Realty Corp.	29,467
1,125	Hospitality Properties Trust	26,010
1,010	Mack-Cali Realty Corp.	26,250
1,405	Senior Housing Properties Trust	30,882
		112,609
Utilities — 2.6%
595	American Electric Power Co., Inc.	26,442
885	PPL Corp.	26,178
		52,620
Total Common Stocks (Cost $1,834,464)		1,938,487
Escrow Rights — 0.0%
15,000	Southern Energy Escrow Rights (a)	—
Total Escrow Rights (Cost $—)		—
Money Market Securities — 7.6%
153,801	Huntington Money Market Fund, Trust Shares, 0.010% (b) (c)	153,801
Total Money Market Securities (Cost $153,801)		153,801
Total Investments (Cost $1,988,265) — 103.9%		2,092,288
Liabilities in Excess of Other Assets — (3.9)%		(78,065)
Net Assets — 100.0%		$2,014,223

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund	(Continued)

(a)	Escrow rights issued in conjunction with bond reorganization. There is no market for these rights, therefore, these rights are considered to be illiquid and are valued according to the fair value procedures approved by the Board of Trustees.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of October 31, 2012.

*	Non-income producing security.

PLC — Public Liability Co.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund	October 31, 2012

Schedule of Investments

Shares		Value

Common Stocks — 94.6%
Consumer Discretionary — 11.1%
90,320	American Axle & Manufacturing Holdings, Inc.*	$981,778
23,648	Ascena Retail Group, Inc.*	468,230
26,690	Brinker International, Inc.	822,052
7,820	CEC Entertainment, Inc.	242,420
46,533	Cooper Tire & Rubber Co.	936,709
32,690	Hanesbrands, Inc.*	1,094,134
27,028	Helen of Troy Ltd.*	816,786
15,442	Hillenbrand, Inc.	316,098
25,500	International Speedway Corp., Class A	650,250
15,911	Jarden Corp.*	792,368
10,739	John Wiley & Sons, Inc., Class A	465,858
64,271	Jones Group, Inc./The	759,041
7,740	Matthews International Corp., Class A	222,680
29,650	Meredith Corp.	992,386
		9,560,790
Consumer Staples — 1.2%
16,671	Ingredion, Inc.	1,024,600
Energy — 4.2%
20,690	Atwood Oceanics, Inc.*	988,982
15,996	Berry Petroleum Co.	616,006
18,069	Energen Corp.	842,919
36,875	Superior Energy Services, Inc.*	749,669
27,872	W&T Offshore, Inc.	472,430
		3,670,006
Financials — 25.3%
10,846	Allied World Assurance Co. Holdings AG	870,934
34,520	Aspen Insurance Holdings Ltd.	1,116,722
88,450	Associated Banc-Corp.	1,140,120
55,740	BancorpSouth, Inc.	788,721
20,309	Bank of Hawaii Corp.	896,845
10,954	Chemical Financial Corp.	257,638
7,815	City National Corp.	399,347
32,790	East West Bancorp, Inc.	698,099
17,590	Endurance Specialty Holdings Ltd.	713,275
34,875	Federated Investors, Inc., Class B	810,495
88,960	First Horizon National Corp.	828,218
25,665	First Midwest Bancorp, Inc.	317,476
59,004	FirstMerit Corp.	817,795
106,795	Fulton Financial Corp.	1,038,047
14,143	Glacier Bancorp, Inc.	205,074
29,790	Hancock Holding Co.	941,066
23,775	Hanover Insurance Group, Inc.	858,515
6,630	Independent Bank Corp.	195,651
28,270	Interactive Brokers Group, Inc., Class A	402,848
12,114	International Bancshares Corp.	219,869
7,245	Lakeland Financial Corp.	193,369
25,870	Montpelier Re Holdings Ltd.	591,647
10,140	NBT Bancorp, Inc.	215,678
18,662	Platinum Underwriters Holdings Ltd.	828,593
14,828	Prosperity Bancshares, Inc.	620,700
35,183	Protective Life Corp.	960,496
29,715	Symetra Financial Corp.	355,094
49,112	TCF Financial Corp.	561,841

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
10,935	Umpqua Holdings Corp.	$132,204
34,090	Waddell & Reed Financial, Inc., Class A	1,136,220
68,935	Washington Federal, Inc.	1,156,729
22,280	Webster Financial Corp.	490,160
11,305	WesBanco, Inc.	248,710
22,556	Wintrust Financial Corp.	833,444
		21,841,640
Health Care — 6.2%
27,770	Charles River Laboratories International, Inc.*	1,036,376
22,635	Hill-Rom Holdings, Inc.	635,817
23,250	LifePoint Hospitals, Inc.*	821,655
30,095	Owens & Minor, Inc.	856,805
32,110	PerkinElmer, Inc.	993,162
14,905	Teleflex, Inc.	1,012,795
		5,356,610
Industrials — 17.6%
22,760	ABM Industries, Inc.	432,440
69,974	Aircastle Ltd.	778,811
18,100	Alliant Techsystems, Inc.	1,036,949
19,972	Barnes Group, Inc.	456,959
15,564	Brady Corp., Class A	478,749
34,932	Briggs & Stratton Corp.	689,907
36,420	Brink’s Co./The	958,210
16,284	Carlisle Cos., Inc.	904,576
22,402	Crane Co.	940,436
29,117	Curtiss-Wright Corp.	898,842
15,465	EMCOR Group, Inc.	497,354
24,075	EnerSys*	830,106
15,197	Esterline Technologies Corp.*	878,235
48,249	Foster Wheeler AG*	1,074,505
29,989	General Cable Corp.*	855,586
1,219	Hyster-Yale Materials Handling, Inc., Class A*	50,077
1,259	Hyster-Yale Materials Handling, Inc., Class B* (a)	51,720
44,505	ITT Corp.	925,704
5,038	McGrath RentCorp	132,298
1,219	NACCO Industries, Inc. Class A	61,730
21,225	Ryder System, Inc.	957,672
12,545	SPX Corp.	860,462
45,593	Tutor Perini Corp.*	462,313
		15,213,641
Information Technology — 10.0%
50,915	Amkor Technology, Inc.*	219,953
70,864	Arris Group, Inc.*	973,671
170,769	Brocade Communications Systems, Inc.*	905,076
30,010	Celestica, Inc.*	217,873
17,755	DST Systems, Inc.	1,012,745
11,726	Euronet Worldwide, Inc.*	237,921
51,805	Ingram Micro, Inc., Class A*	787,436
29,109	JDA Software Group, Inc.*	1,110,217
49,940	Microsemi Corp.*	958,848
36,546	NCR Corp.*	777,699

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Information Technology — (Continued)
24,305	Plantronics, Inc.	$788,454
20,976	TTM Technologies, Inc.*	188,784
21,552	Vishay Intertechnology, Inc.*	178,451
24,032	Websense, Inc.*	317,703
		8,674,831
Materials — 8.4%
10,090	A. Schulman, Inc.	258,909
11,210	AMCOL International Corp.	354,012
106,887	AuRico Gold, Inc.*	892,506
23,529	Cabot Corp.	841,397
35,511	Coeur d’Alene Mines Corp.*	1,097,645
44,967	Huntsman Corp.	676,304
6,222	Koppers Holdings, Inc.	222,125
42,935	Olin Corp.	890,472
30,347	Pan American Silver Corp.	667,634
57,004	Steel Dynamics, Inc.	721,101
30,434	Worthington Industries, Inc.	657,983
		7,280,088
Real Estate Investment Trusts — 6.5%
83,240	Brandywine Realty Trust	965,584
43,510	CBL & Associates Properties, Inc.	973,319
51,303	Duke Realty Corp.	742,867
38,209	Hospitality Properties Trust	883,392
45,810	Omega Healthcare Investors, Inc.	1,050,881
57,925	Pennsylvania Real Estate Investment Trust	957,500
		5,573,543

Shares		Value

Common Stocks — (Continued)
Utilities — 4.1%
21,025	IDACORP, Inc.	$940,238
43,092	NV Energy, Inc.	819,179
34,471	Portland General Electric Co.	944,505
44,975	TECO Energy, Inc.	803,703
		3,507,625
Total Common Stocks (Cost $70,870,266)		81,703,374
Exchange-Traded Funds — 3.8%
40,178	iShares Russell 2000 Index Fund	3,264,061
Total Exchange-Traded Funds (Cost $3,315,270)		3,264,061
Money Market Securities — 1.8%
1,545,557	Huntington Money Market Fund, Trust Shares, 0.010% (b) (c)	1,545,557
Total Money Market Securities (Cost $1,545,557)		1,545,557
Total Investments (Cost $75,731,093) — 100.2%		86,512,992
Liabilities in Excess of Other Assets — (0.2)%		(155,365)
Net Assets — 100.0%		$86,357,627
(a)	These shares are considered to be restricted. The shares are valued according to the fair value procedures approved by the Board of Trustees.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of October 31, 2012.

*	Non-income producing security.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Market Over-Reaction Fund	October 31, 2012

Schedule of Investments

Shares		Value

Common Stocks — 99.5%
Consumer Discretionary — 7.1%
2,363	Daimler AG (a)	$110,754
9,893	Ford Motor Co.	110,406
4,976	General Motors Co.*	126,888
2,530	Magna International, Inc.	112,357
5,471	Nissan Motor Co. Ltd. ADR	91,475
4,605	Tata Motors Ltd. ADR	111,211
3,523	Volkswagen AG ADR	137,749
		800,840
Consumer Staples — 1.0%
8,515	Koninklijke Ahold NV ADR	108,566
Energy — 24.5%
1,204	Apache Corp.	99,631
2,602	Baker Hughes, Inc.	109,206
2,625	BP PLC ADR	112,586
5,854	Chesapeake Energy Corp.	118,602
983	Chevron Corp.	108,336
1,140	China Petroleum & Chemical Corp. ADR	119,939
1,850	ConocoPhillips	107,023
1,817	Devon Energy Corp.	105,768
2,533	Eni SpA ADR	116,239
3,716	Halliburton Co.	119,990
2,476	Hess Corp.	129,396
2,527	Imperial Oil Ltd.	110,935
1,867	Lukoil ADR	112,393
4,142	Marathon Oil Corp.	124,509
2,329	Marathon Petroleum Corp.	127,932
1,258	Occidental Petroleum Corp.	99,332
5,540	Petroleo Brasileiro SA ADR	117,503
2,339	Phillips 66	110,307
7,107	Repsol SA ADR	142,851
1,517	Royal Dutch Shell PLC ADR	103,884
4,427	Statoil ASA ADR	108,683
4,225	Technip SA ADR	120,032
2,352	Total SA ADR	118,541
4,241	Valero Energy Corp.	123,413
		2,767,031
Financials — 25.9%
1,385	ACE Ltd.	108,930
2,456	Aflac, Inc.	122,260
1,976	Ameriprise Financial, Inc.	115,339
15,874	Banco Bilbao Vizcaya Argentaria SA ADR	131,754
6,987	Banco Bradesco SA ADR	109,416
16,717	Banco Santander SA ADR	124,709
8,125	Barclays PLC ADR	120,250
5,758	BNP Paribas SA ADR	143,662
1,431	Canadian Imperial Bank of Commerce	112,448
1,858	Capital One Financial Corp.	111,796
3,709	Citigroup, Inc.	138,680
5,561	Credit Suisse Group AG ADR	129,794
2,864	Deutsche Bank AG (a)	130,914
2,950	Discover Financial Services	120,950
7,672	Fifth Third Bancorp	111,474
16,565	ING Groep NV ADR*	146,766
7,519	Itau Unibanco Holding SA ADR	109,627

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
2,780	JPMorgan Chase & Co.	$115,870
3,122	KB Financial Group, Inc. ADR	106,304
3,356	MetLife, Inc.	119,105
2,154	Prudential Financial, Inc.	122,886
2,984	Shinhan Financial Group Co. Ltd. ADR	102,113
24,240	Societe Generale SA ADR*	154,166
4,602	Sun Life Financial, Inc.	114,130
		2,923,343
Health Care — 7.8%
2,428	Aetna, Inc.	106,104
2,293	AstraZeneca PLC ADR	106,395
1,483	Bayer AG ADR	129,273
2,185	CIGNA Corp.	111,435
2,986	Forest Laboratories, Inc.*	100,658
3,785	HCA Holdings, Inc.*	107,532
2,751	Sanofi-Aventis ADR	120,631
2,510	Teva Pharmaceutical Industries Ltd. ADR	101,454
		883,482
Industrials — 5.9%
1,104	Cummins, Inc.	103,312
8,897	Delta Air Lines, Inc.*	85,678
2,650	Eaton Corp.	125,133
1,596	General Dynamics Corp.	108,656
1,624	Northrop Grumman Corp.	111,553
9,373	Volvo AB ADR	126,536
		660,868
Information Technology — 7.6%
5,874	Cisco Systems, Inc.	100,680
7,973	Corning, Inc.	93,683
7,060	Dell, Inc.	65,164
5,125	Hewlett-Packard Co.	70,981
1,678	Hitachi Ltd. ADR	88,028
2,738	SanDisk Corp.*	114,339
4,089	Seagate Technology PLC	111,712
7,040	Symantec Corp.*	128,058
13,024	Xerox Corp.	83,875
		856,520
Materials — 10.9%
1,132	Agrium, Inc.	119,471
2,885	AngloGold Ashanti Ltd. ADR	98,032
1,490	BASF SE ADR	123,089
520	CF Industries Holdings, Inc.	106,699
3,150	Freeport-McMoRan Copper & Gold, Inc.	122,472
7,742	Gold Fields Ltd. ADR	96,852
3,535	International Paper Co.	126,659
2,509	LyondellBasell Industries NV, Class A	133,956
1,287	POSCO ADR	100,875
3,351	Teck Resources Ltd., Class B	106,830
5,254	Vale SA ADR	96,253
		1,231,188

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Market Over-Reaction Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Real Estate Investment Trusts — 1.7%
3,055	American Capital Agency Corp.	$100,876
5,796	Annaly Capital Management, Inc.	93,547
		194,423
Telecommunication Services — 5.2%
3,148	BT Group PLC ADR	108,228
8,113	France Telecom SA ADR	91,028
4,492	Nippon Telegraph & Telephone Corp. ADR	102,507
9,259	Telecom Italia SpA ADR	85,090
4,157	Telefonica Brasil SA ADR	91,537
8,253	Telefonica SA ADR	108,444
		586,834
Utilities — 1.9%
2,712	Exelon Corp.	97,035
2,577	RWE AG ADR	118,903
		215,938
Total Common Stocks (Cost $10,550,725)		11,229,033

Diversification of Assets

Country	Percentage
Brazil	4.6%
Canada	6.0%
China	1.1%
France	6.6%
Germany	6.6%
India	1.0%
Ireland	1.0%
Israel	0.9%
Italy	1.8%
Japan	2.5%
Netherlands	4.4%
Norway	1.0%
Republic of South Korea	2.7%
Russian Federation	1.0%
South Africa	1.7%
Spain	4.5%
Sweden	1.1%
Switzerland	2.1%
United Kingdom	4.0%
United States	44.9%
Total	99.5%
Money Market Securities	0.1%
Other Assets in Excess of Liabilities	0.4%
Grand Total	100.0%

Shares		Value

Money Market Securities — 0.1%
9,108	Huntington Money Market Fund, Trust Shares, 0.010% (b) (c)	$9,108
Total Money Market Securities (Cost $9,108)		9,108
Total Investments (Cost $10,559,833) — 99.6%		11,238,141
Other Assets in Excess of Liabilities — 0.4%		40,107
Net Assets — 100.0%		$11,278,248
(a)	Global Registered Shares.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of October 31, 2012.
*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian International Value Fund	October 31, 2012

Schedule of Investments

Shares		Value

Common Stocks — 95.1%
Consumer Discretionary — 4.0%
998	Carnival PLC ADR	$39,451
1,570	Tata Motors Ltd. ADR	37,916
		77,367
Consumer Staples — 3.6%
764	Delhaize Group SA ADR	29,215
2,578	Tesco PLC ADR	40,088
		69,303
Energy — 16.9%
839	BP PLC ADR	35,985
833	Eni SpA ADR	38,226
3,742	Gazprom OAO ADR	34,202
656	Lukoil ADR	39,491
1,670	Petroleo Brasileiro SA ADR	35,421
515	Royal Dutch Shell PLC ADR	35,267
1,349	Statoil ASA ADR	33,118
1,131	Suncor Energy, Inc.	38,024
719	Total SA ADR	36,238
		325,972
Financials — 27.2%
3,384	Allianz SE ADR	42,469
4,544	Banco Bilbao Vizcaya Argentaria SA ADR	37,715
5,280	Banco Santander SA ADR	39,389
2,553	Barclays PLC ADR	37,784
1,446	Credit Suisse Group AG ADR	33,750
847	Deutsche Bank AG (a)	38,716
794	HSBC Holdings PLC ADR	39,192
4,276	ING Groep NV ADR*	37,885
2,679	Itau Unibanco Holding SA ADR	39,060
1,046	KB Financial Group, Inc. ADR	35,616
8,468	Mitsubishi UFJ Financial Group, Inc. ADR	38,021
8,848	Nomura Holdings, Inc. ADR	31,853
5,542	Societe Generale SA ADR*	35,247
6,341	Sumitomo Mitsui Financial Group, Inc. ADR	38,363
		525,060
Health Care — 7.8%
783	AstraZeneca PLC ADR	36,331
434	Bayer AG ADR	37,832
703	Smith & Nephew PLC ADR	37,238
951	Teva Pharmaceutical Industries Ltd. ADR	38,440
		149,841
Industrials — 9.7%
2,117	ABB Ltd. ADR	38,233
1,947	BAE Systems PLC ADR	39,329
1,699	Foster Wheeler AG*	37,837
1,436	KOMATSU Ltd. ADR	30,328
410	Siemens AG ADR	41,373
		187,100

Shares		Value

Common Stocks — (Continued)
Information Technology — 3.1%
1,201	Canon, Inc. ADR	$38,612
2,812	Marvell Technology Group Ltd.	22,187
		60,799
Materials — 13.5%
376	Agrium, Inc.	39,683
838	Barrick Gold Corp.	33,939
456	BASF SE ADR	37,670
541	BHP Billiton Ltd. ADR	38,270
3,550	Kinross Gold Corp.	35,465
1,833	Vale SA ADR	33,581
2,038	Yamana Gold, Inc.	41,188
		259,796
Telecommunication Services — 9.3%
720	China Mobile Ltd. ADR	39,881
1,498	Nippon Telegraph & Telephone Corp. ADR	34,184
2,550	SK Telecom Co. Ltd. ADR	39,857
2,387	Telefonica SA ADR	31,365
1,260	Vodafone Group PLC ADR	34,297
		179,584
Total Common Stocks (Cost $1,841,882)		1,834,822
Money Market Securities — 4.1%
78,462	Huntington U.S. Treasury Money Market Fund, Trust Shares, 0.000% (b) (c)	78,462
Total Money Market Securities (Cost $78,462)		78,462
Total Investments (Cost $1,920,344) — 99.2%		1,913,284
Other Assets in Excess of Liabilities — 0.8%		15,223
Net Assets — 100.0%		$1,928,507
(a)	Global Registered Shares.

(b)	Investment in affiliate.

(c)	Rate disclosed is the seven day yield as of October 31, 2012.

*	Non-income producing security.

ADR	— American Depositary Receipt

PLC	— Public Liability Co.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian International Value Fund	(Continued)

Diversification of Assets

Country	Percentage
Australia	2.0%
Belgium	1.5%
Bermuda	1.1%
Brazil	5.6%
Canada	9.8%
France	3.7%
Germany	10.3%
Hong Kong	2.1%
India	2.0%
Israel	2.0%
Italy	2.0%
Japan	10.9%
Netherlands	3.8%
Norway	1.7%
Republic of South Korea	3.9%
Russian Federation	3.8%
Spain	5.6%
Switzerland	5.7%
United Kingdom	17.6%
Total	95.1%
Money Market Securities	4.1%
Other Assets in Excess of Liabilities	0.8%
Grand Total	100.0%

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian Value Equity Fund	October 31, 2012

Schedule of Investments

Shares		Value

Common Stocks — 96.3%
Consumer Discretionary — 7.3%
1,302	Best Buy Co., Inc.	$19,803
807	Carnival Corp.	30,569
2,549	Staples, Inc.	29,352
948	Thomson Reuters Corp.	26,791
		106,515
Consumer Staples — 2.1%
1,189	Kroger Co./The	29,987
Energy — 14.5%
422	Anadarko Petroleum Corp.	29,038
307	Apache Corp.	25,404
677	BP PLC ADR	29,037
1,268	Chesapeake Energy Corp.	25,690
512	ConocoPhillips	29,619
829	Halliburton Co.	26,768
1,443	Nabors Industries Ltd.*	19,466
884	Valero Energy Corp.	25,724
		210,746
Financials — 30.2%
680	Allstate Corp./The	27,186
514	Ameriprise Financial, Inc.	30,002
3,494	Bank of America Corp.	32,564
1,252	Bank of New York Mellon Corp./The	30,937
148	BlackRock, Inc.	28,073
875	Citigroup, Inc.	32,716
758	Comerica, Inc.	22,596
1,989	Fifth Third Bancorp	28,900
259	Goldman Sachs Group, Inc./The	31,699
1,433	Hartford Financial Services Group, Inc./The	31,111
713	JPMorgan Chase & Co.	29,718
855	MetLife, Inc.	30,344
431	PNC Financial Services Group, Inc.	25,080
1,044	SunTrust Banks, Inc.	28,397
860	Wells Fargo & Co.	28,973
		438,296
Health Care — 10.0%
635	AstraZeneca PLC ADR	29,464
967	PerkinElmer, Inc.	29,909
1,140	Pfizer, Inc.	28,352
704	St. Jude Medical, Inc.	26,935
510	Thermo Fisher Scientific, Inc.	31,141
		145,801
Industrials — 13.4%
535	Alliant Techsystems, Inc.	30,650
354	Caterpillar, Inc.	30,023
1,413	General Electric Co.	29,758
638	Ingersoll-Rand PLC	30,005
404	L-3 Communications Holdings, Inc.	29,815
1,539	Pitney Bowes, Inc.	22,100
2,298	R.R. Donnelley & Sons Co.	23,026
		195,377

Shares		Value

Common Stocks — (Continued)
Information Technology — 12.7%
2,383	Applied Materials, Inc.	$25,260
1,524	Cisco Systems, Inc.	26,121
2,268	Corning, Inc.	26,649
1,185	Hewlett-Packard Co.	16,412
1,374	Intel Corp.	29,713
1,020	Microsoft Corp.	29,106
1,688	Symantec Corp.*	30,705
		183,966
Materials — 6.1%
759	Freeport-McMoRan Copper & Gold, Inc.	29,510
517	Newmont Mining Corp.	28,202
1,539	Yamana Gold, Inc.	31,103
		88,815
Total Common Stocks (Cost $1,332,114)		1,399,503
Money Market Securities — 2.8%
40,265	Huntington Money Market Fund, Trust Shares, 0.010% (a) (b)	40,265
Total Money Market Securities (Cost $40,265)		40,265
Total Investments (Cost $1,372,379) — 99.1%		1,439,768
Other Assets in Excess of Liabilities — 0.9%		13,101
Net Assets — 100.0%		$1,452,869
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of October 31, 2012.

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities

October 31, 2012

	Dreman High Opportunity Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund	Dreman Market Over-Reaction Fund	Dreman Contrarian International Value Fund	Dreman Contrarian Value Equity Fund
Assets:
Investments in securities
At cost—unaffiliated issuers	$12,434,308	$1,834,464	$74,185,536	$10,550,725	$1,841,882	$1,332,114
At cost—affiliated issuers	—	153,801	1,545,557	9,108	78,462	40,265

At fair value—unaffiliated issuers	12,329,911	1,938,487	84,967,435	11,229,033	1,834,822	1,399,503
At fair value—affiliated issuers	—	153,801	1,545,557	9,108	78,462	40,265
Dividends receivable	61,757	1,707	72,208	22,134	5,734	1,030
Receivable for investments sold	—	—	32,113	—	—	—
Receivable for fund shares sold	21,163	7,000	15,456	—	2,000	—
Tax reclaims receivable	—	—	—	2,640	1,714	136
Receivable from Advisor(a)	195	4,674	—	5,295	4,857	7,774
Prepaid expenses	17,557	17,118	16,812	18,635	15,845	18,012
Total assets	12,430,583	2,122,787	86,649,581	11,286,845	1,943,434	1,466,720
Liabilities:
Due to custodian	32,160	—	—	—	—	—
Payable for investments purchased	—	107,293	17,761	—	—	—
Payable for shares redeemed	58,325	—	144,191	—	11,314	10,050
Payable to administrator(a)	21,426	250	33,467	1,430	428	334
Payable to custodian(a)	2,040	50	1,276	429	956	1,336
Payable to Advisor(a)	—	—	16,457	—	—	—
Accrued 12b-1 fees(a)	3	49	15,620	528	150	223
Other accrued expenses	56,605	922	63,182	6,210	2,079	1,908
Total Liabilities	170,559	108,564	291,954	8,597	14,927	13,851
Net Assets	$12,260,024	$2,014,223	$86,357,627	$11,278,248	$1,928,507	$1,452,869

Net Assets consist of:
Paid in capital	$9,142,350	$2,318,190	$75,152,429	$10,439,735	$1,892,823	$1,330,145
Accumulated undistributed net investment income	41,688	2	292,771	161,678	1,711	11,432
Accumulated undistributed net realized gain (loss) on investments	3,180,383	(407,992)	130,528	(1,473)	41,033	43,903
Net unrealized appreciation(depreciation)	(104,397)	104,023	10,781,899	678,308	(7,060)	67,389
Net Assets	$12,260,024	$2,014,223	$86,357,627	$11,278,248	$1,928,507	$1,452,869

(a)	See Note 4 in the Notes to the Financial Statements.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

October 31, 2012

	Dreman High Opportunity Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund	Dreman Market Over-Reaction Fund	Dreman Contrarian International Value Fund	Dreman Contrarian Value Equity Fund
Net Assets (unlimited number of shares authorized)
Class A:
Net Assets	$7,652	$81,949	$3,180,155	$2,462,183	$431,244	$871,941
Shares outstanding	1,470	6,921	178,617	305,730	36,235	86,733
Net asset value and redemption price per share(a)	$5.21	$11.84	$17.80	$8.05	$11.90	$10.05

Offering price per share (NAV/0.9425)(b)	$5.53	$12.56	$18.89	$8.54	$12.63	$10.66

Class C:
Net Assets	$576	$38,170	$—	$50,572	$70,770	$40,705
Shares outstanding	114	3,273		6,360	5,959	4,089
Net asset value and offering price per share(a)	$5.05	$11.66	$—	$7.95	$11.88	$9.96

Minimum redemption price per share (NAV* 0.99)(c)	$5.00	$11.54	$—	$7.87	$11.76	$9.86

Retail Class:
Net Assets	N/A	N/A	69,992,442	N/A	N/A	N/A
Shares outstanding	N/A	N/A	3,919,223	N/A	N/A	N/A
Net asset value and offering price per share	N/A	N/A	17.86	N/A	N/A	N/A

Redemption price per share (NAV* 0.99)(d)	N/A	N/A	17.68	N/A	N/A	N/A

Institutional Class:
Net Assets	$12,251,796	$1,894,104	$13,185,030	$8,765,493	$1,426,493	$540,223
Shares outstanding	2,411,963	160,486	735,685	1,083,128	119,761	53,635
Net asset value, offering and redemption price per share	$5.08	$11.80	$17.92	$8.09	$11.91	$10.07

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	The Class A shares of each fund impose a maximum 5.75% sales charge on purchases.
(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.
(d)	A redemption fee of 1.00% is charged on shares held less than 60 days.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Statements of Operations

Year Ended October 31, 2012

	Dreman High Opportunity Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund	Dreman Market Over-Reaction Fund	Dreman Contrarian International Value Fund	Dreman Contrarian Value Equity Fund
Investment Income:
Dividend income	$2,539,970	$29,300	$1,683,413	$299,973	$61,754	$25,938
Dividend income from affiliated securities	10	3	75	6	2	2
Foreign dividend taxes withheld	(2,384)	(98)	(209)	(27,522)	(5,726)	(35)
Total investment income	2,537,596	29,205	1,683,279	272,457	56,030	25,905
Expenses:
Investment Advisor fee(a)	569,803	11,282	791,254	65,539	16,417	7,543
12b-1 expense(a):
Class A	5	178	6,000	1,138	729	1,322
Class C	6	322	—	422	455	387
Retail Class	—	—	195,571	—	—	—
Administration expenses(a)	273,536	3,868	268,956	21,282	4,588	2,709
Legal expenses	116,547	9,051	113,609	17,489	9,787	8,716
Registration expenses	55,469	41,439	56,993	41,045	41,221	36,986
Printing expenses	46,054	734	42,485	3,720	707	547
Auditing expenses	38,395	734	39,958	3,452	967	792
Custodian expenses(a)	36,698	4,990	30,966	17,009	15,566	13,293
Trustee fees and expenses	30,869	378	27,684	2,475	479	349
Miscellaneous expenses	12,267	1,219	11,903	2,160	1,858	1,306
Pricing expenses	2,553	2,586	4,883	4,384	2,644	3,825
Insurance expenses	1,225	105	1,277	201	111	—
Offering costs	—	—	—	—	—	3,269
Other expenses—overdraft fee	1,288	4	1,866	35	3	6
Total expenses	1,184,715	76,890	1,593,405	180,351	95,532	81,050
Fees waived and expenses reimbursed by Advisor(a)	(520,482)	(63,091)	(459,430)	(104,382)	(71,338)	(69,072)
Net operating expenses	664,233	13,799	1,133,975	75,969	24,194	11,978
Net investment income	1,873,363	15,406	549,304	196,488	31,836	13,927
Realized & Unrealized Gain on Investments
Net realized gain on investment securities	9,753,667	34,865	1,026,473	326,064	44,819	45,754
Net realized gain (loss) on foreign currency transactions	—	(22)	—	(392)	2	—
Change in unrealized appreciation (depreciation) on investment securities	(5,661,768)	85,368	7,273,010	120,371	(13,148)	32,616
Net realized and unrealized gain on investment securities	4,091,899	120,211	8,299,483	446,043	31,673	78,370
Net increase in net assets resulting from operations	$5,965,262	$135,617	$8,848,787	$642,531	$63,509	$92,297

(a)	See Note 4 in the Notes to the Financial Statements.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Statements of Changes in Net Assets

	Dreman High Opportunity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$1,873,363	$1,685,691
Net realized gain (loss) on investment securities	9,753,667	2,124,874
Change in unrealized appreciation (depreciation) on investment securities	(5,661,768)	(703,462)
Net increase (decrease) in net assets resulting from operations	5,965,262	3,107,103
Distributions:
From net investment income, Class A	(122)	(963)
From net investment income, Class C	(9)	(3)
From net investment income, Retail Class	—	—
From net investment income, Institutional Class	(1,960,867)	(2,401,878)
From realized gain, Class A	(3,414)	(109)
From realized gain, Class C	(272)	(13)
From realized gain, Retail Class	—	—
From realized gain, Institutional Class	(7,824,089)	(2,463,598)
Total distributions	(9,788,773)	(4,866,564)
Capital Transactions—Class A:
Proceeds from shares sold	7,000	259,966
Reinvestment of distributions	3,536	1,072
Amount paid for shares redeemed	(3,773)	(242,538)
Proceeds from redemption fees(a)	—	—
Total Class A	6,763	18,500
Capital Transactions—Class C:
Proceeds from shares sold	—	350
Reinvestment of distributions	281	16
Amount paid for shares redeemed	—	(350)
Total Class C	281	16
Capital Transactions—Retail Class:
Proceeds from shares sold	—	—
Reinvestment of distributions	—	—
Amount paid for shares redeemed	—	—
Proceeds from redemption fees(a)	—	—
Total Retail Class	—	—
Capital Transactions—Institutional Class:
Proceeds from shares sold	12,044,018	41,131,260
Reinvestment of distributions	9,620,252	4,856,851
Amount paid for shares redeemed	(113,893,922)	(26,522,489)
Total Institutional Class	(92,229,652)	19,465,622
Net change resulting from capital transactions	(92,222,608)	19,484,138
Total Increase (Decrease) in Net Assets	(96,046,119)	17,724,677
Net Assets:
Beginning of period	108,306,143	90,581,466
End of period	$12,260,024	$108,306,143

Accumulated net investment income included in net assets at end of period	$41,688	$88,449
(a)	A redemption fee of 1.00% is charged on shares held less than 60 days.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund		Dreman Contrarian Small Cap Value Fund		Dreman Market Over-Reaction Fund
Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

$15,406	$11,983	$549,304	$729,955	$196,488	$198,212
34,843	44,908	1,026,473	13,146,417	325,672	(321,982)
85,368	(34,503)	7,273,010	(13,668,487)	120,371	(190,857)
135,617	22,388	8,848,787	207,885	642,531	(314,627)

(718)	(486)	(19,922)	(2,665)	(814)	(332)
(117)	(154)	—	—	(844)	(7)
—	—	(763,271)	(762,272)	—	—
(15,514)	(17,635)	(138,006)	(107,464)	(183,341)	(180,079)
—	—	(177,353)	—	—	(1,335)
—	—	—	—	—	(48)
—	—	(7,279,617)	—	—	—
—	—	(993,737)	—	—	(717,034)
(16,349)	(18,275)	(9,371,906)	(872,401)	(184,999)	(898,835)

7,000	866,476	1,476,196	4,643,711	2,573,943	15,000
718	486	190,845	2,577	814	1,667
—	(845,043)	(429,013)	(2,578,443)	(146,465)	(5,751)
—	—	—	1,833	—	—
7,718	21,919	1,238,028	2,069,678	2,428,292	10,916

22,100	37,550	—	—	44,900	—
110	154	—	—	844	55
(12,123)	(9,097)	—	—	—	—
10,087	28,607	—	—	45,744	55

—	—	9,832,906	20,464,019	—	—
—	—	7,922,754	750,899	—	—
—	—	(30,077,921)	(44,085,602)	—	—
—	—	3,978	11,296	—	—
—	—	(12,318,283)	(22,859,388)	—	—

744,229	354,953	5,757,622	7,702,150	315,603	—
14,475	17,574	539,086	4,362	183,341	897,113
(117,436)	(78,078)	(4,582,110)	(15,377,473)	(9,418)	(39,164)
641,268	294,449	1,714,598	(7,670,961)	489,526	857,949
659,073	344,975	(9,365,657)	(28,460,671)	2,963,562	868,920
778,341	349,088	(9,888,776)	(29,125,187)	3,421,094	(344,542)

1,235,882	886,794	96,246,403	125,371,590	7,857,154	8,201,696
$2,014,223	$1,235,882	$86,357,627	$96,246,403	$11,278,248	$7,857,154

$2	$—	$292,771	$635,202	$161,678	$150,691

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Dreman Contrarian International Value Fund		Dreman Contrarian Value Equity Fund(a)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Period Ended October 31, 2011
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$31,836	$15,677	$13,927	$1,126
Net realized gain (loss) on investment securities	44,821	30,169	45,754	(1,648)
Change in unrealized appreciation (depreciation) on investment securities	(13,148)	(34,895)	32,616	34,773
Net increase in net assets resulting from operations	63,509	10,951	92,297	34,251
Distributions:
From net investment income, Class A(b)	(4,849)	(355)	(1,318)	—
From net investment income, Class C(b)	(428)	(75)	(267)	—
From net investment income, Institutional Class(c)	(23,832)	(20,121)	(4,950)	—
From realized gain, Class A(b)	(4,074)	—	(43)	—
From realized gain, Class C(b)	(705)	—	(11)	—
From realized gain, Institutional Class(c)	(27,927)	(11,906)	(149)	—
Total distributions	(61,815)	(32,457)	(6,738)	—
Capital Transactions—Class A:(b)
Proceeds from shares sold	264,058	147,566	778,268	110,082
Reinvestment of distributions	7,848	355	1,361	—
Amount paid for shares redeemed	—	—	(43,939)	(7,990)
Total Class A	271,906	147,921	735,690	102,092
Capital Transactions—Class C:(b)
Proceeds from shares sold	42,000	27,500	—	35,000
Reinvestment of distributions	1,133	75	278	—
Total Class C	43,133	27,575	278	35,000
Capital Transactions—Institutional Class:(c)
Proceeds from shares sold	234,519	661,953	—	454,900
Reinvestment of distributions	51,500	30,685	5,099	—
Amount paid for shares redeemed	(85,169)	(53,120)	—	—
Total Institutional Class	200,850	639,518	5,099	454,900
Net change resulting from capital transactions	515,889	815,014	741,067	591,992
Total Increase in Net Assets	517,583	793,508	826,626	626,243
Net Assets:
Beginning of period	1,410,924	617,416	626,243	—
End of period	$1,928,507	$1,410,924	$1,452,869	$626,243

Accumulated net investment income (loss) included in net assets at end of period	$1,711	$(1,018)	$11,432	$4,040

(a)	Dreman Contrarian Value Equity Fund commenced operations on April 25, 2011.
(b)	Classes A & C commenced operations on April 25, 2011.
(c)	Formerly Retail Class for International Value Fund (see Note 1 in the Notes to the Financial Statements).

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

	Dreman High Opportunity Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Share Transactions—Class A:
Shares sold	730	25,415
Shares issued in reinvestment of distributions	677	110
Shares redeemed	(405)	(25,115)
Total Class A	1,002	410
Share Transactions—Class C:
Shares sold	—	34
Shares issued in reinvestment of distributions	54	2
Shares redeemed	—	(34)
Total Class C	54	2
Share Transactions—Institutional Class:
Shares sold	1,292,891	4,147,194
Shares issued in reinvestment of distributions	1,554,493	500,610
Shares redeemed	(12,230,691)	(2,760,084)
Total Institutional Class	(9,383,307)	1,887,720

	Dreman Contrarian Mid Cap Value Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Share Transactions—Class A:
Shares sold	591	83,381
Shares issued in reinvestment of distributions	65	43
Shares redeemed	—	(81,176)
Total Class A	656	2,248
Share Transactions—Class C:
Shares sold	1,951	3,302
Shares issued in reinvestment of distributions	10	14
Shares redeemed	(1,100)	(959)
Total Class C	861	2,357
Share Transactions—Institutional Class:
Shares sold	63,592	31,072
Shares issued in reinvestment of distributions	1,302	1,596
Shares redeemed	(10,429)	(6,636)
Total Institutional Class	54,465	26,032

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Dreman Contrarian Small Cap Value Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Share Transactions—Class A:
Shares sold	84,226	238,326
Shares issued in reinvestment of distributions	11,995	128
Shares redeemed	(24,654)	(146,421)
Total Class A	71,567	92,033
Share Transactions—Class C:
Shares sold	—	—
Shares issued in reinvestment of distributions	—	—
Total Class C	—	—
Share Transactions—Retail Class:
Shares sold	576,620	1,045,325
Shares issued in reinvestment of distributions	496,102	37,321
Shares redeemed	(1,726,963)	(2,275,284)
Total Retail Class	(654,241)	(1,192,638)
Share Transactions—Institutional Class:
Shares sold	331,118	385,677
Shares issued in reinvestment of distributions	33,693	216
Shares redeemed	(259,732)	(804,468)
Total Institutional Class	105,079	(418,575)

	Dreman Market Over-Reaction Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Share Transactions—Class A:
Shares sold	324,153	1,636
Shares issued in reinvestment of distributions	114	203
Shares redeemed	(19,696)	(741)
Total Class A	304,571	1,098
Share Transactions—Class C:
Shares sold	6,173	—
Shares issued in reinvestment of distributions	119	7
Total Class C	6,292	7
Share Transactions—Retail Class:
Shares sold	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Total Retail Class	—	—
Share Transactions—Institutional Class:
Shares sold	42,498	—
Shares issued in reinvestment of distributions	25,642	109,005
Shares redeemed	(1,328)	(4,486)
Total Institutional Class	66,812	104,519

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

	Dreman Contrarian International Value Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
Share Transactions—Class A:(b)
Shares sold	23,128	12,359
Shares issued in reinvestment of distributions	717	31
Shares redeemed	—	—
Total Class A	23,845	12,390
Share Transactions—Class C:(b)
Shares sold	3,656	2,192
Shares issued in reinvestment of distributions	105	6
Total Class C	3,761	2,198
Share Transactions—Institutional Class:(c)
Shares sold	20,151	55,478
Shares issued in reinvestment of distributions	4,705	2,400
Shares redeemed	(7,364)	(4,038)
Total Institutional Class	17,492	53,840

	Dreman Contrarian Value Equity Fund (a)
	Year Ended October 31, 2012	Period Ended October 31, 2011
Share Transactions—Class A:(b)
Shares sold	79,917	12,157
Shares issued in reinvestment of distributions	156	—
Shares redeemed	(4,553)	(944)
Total Class A	75,520	11,213
Share Transactions—Class C:(b)
Shares sold	—	4,057
Shares issued in reinvestment of distributions	32	—
Total Class C	32	4,057
Share Transactions—Institutional Class:(c)
Shares sold	—	53,050
Shares issued in reinvestment of distributions	585	—
Shares redeemed	—	—
Total Institutional Class	585	53,050
(a)	Dreman Contrarian Value Equity Fund commenced operations on April 25, 2011.
(b)	Classes A & C commenced operations on April 25, 2011.
(c)	Formerly Retail Class for International Value Fund (see Note 1 in the Notes to the Financial Statements).

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Financial Highlights

Dreman Contrarian Funds

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions
DREMAN HIGH OPPORTUNITY FUND
Class A Shares
2010(b)	$8.68	0.08		0.41		0.49	(0.05)	—	—	(0.05)
2011	$9.12	0.13	(e)	0.44		0.57	(0.17)	(0.23)	—	(0.40)
2012	$9.29	0.32		0.27		0.59	(0.22)	(4.45)	—	(4.67)
Class C Shares
2010(b)	$8.68	0.02		0.41		0.43	(0.05)	—	—	(0.05)
2011	$9.06	0.04		0.33		0.37	(0.04)	(0.23)	—	(0.27)
2012	$9.16	0.12		0.37		0.49	(0.15)	(4.45)	—	(4.60)
Institutional Class
2008	$14.34	0.19		(6.30)		(6.11)	(0.23)	(0.67)	—	(0.90)
2009	$7.33	0.10	(e)	0.90		1.00	(0.09)	—	—	(0.09)
2010	$8.24	0.11	(e)	0.84		0.95	(0.05)	—	—	(0.05)
2011	$9.14	0.14		0.34		0.48	(0.21)	(0.23)	—	(0.44)
2012	$9.18	0.26		0.36		0.62	(0.27)	(4.45)	—	(4.72)
DREMAN CONTRARIAN MID CAP VALUE FUND
Class A Shares
2010(b)	$9.37	0.07	(e)	1.35		1.42	(0.26)	—	—	(0.26)
2011	$10.53	0.13	(e)	0.28		0.41	(0.12)	—	—	(0.12)
2012	$10.82	0.11		1.02		1.13	(0.11)	—	—	(0.11)
Class C Shares
2010(b)	$9.37	0.04		1.31		1.35	(0.26)	—	—	(0.26)
2011	$10.46	0.01	(e)	0.30		0.31	(0.12)	—	—	(0.12)
2012	$10.65	0.03		1.02		1.05	(0.04)	—	—	(0.04)
Institutional Class
2008	$14.03	0.12		(5.31	)(k)	(5.19)	(0.08)	(1.56)	—	(1.64)
2009	$7.22	0.15	(e)	1.68		1.83	(0.12)	—	—	(0.12)
2010	$8.93	0.14	(e)	1.74		1.88	(0.26)	—	—	(0.26)
2011	$10.55	0.11	(e)	0.32		0.43	(0.20)	—	—	(0.20)
2012	$10.78	0.14		1.02		1.16	(0.14)	—	—	(0.14)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(c)	Not Annualized.
(d)	Annualized.
(e)	Per share amount has been calculated using the average shares method.
(f)	The expense ratios shown include overdraft fees charged to the Fund. Without the overdraft fees, the expense ratio for Class A would 0.95% and Class C would be 1.70%.
(g)	Amount is less than $0.005.
(h)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(i)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.70%. Prior to that date, the expense cap was 1.30%.
(j)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.04% higher and each net investment income ratio would have been 0.04% lower.
(k)	Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund’s NAV would have been $0.03 lower and the total return for the year would have been -42.29%.
(l)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.40%
(m)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.14% higher and each net investment income ratio would have been 0.14% lower.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, end of period (000 omitted)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio turnover rate

—		$9.12	5.68	%(c)	$1	0.95	%(d)	1.48	%(d)	0.92	%(d)	0.39	%(d)	25.35%
—		$9.29	6.12%		$4	0.95%		1.20%		1.25%		1.00%		9.98%
—		$5.21	6.86%		$8	0.96	%(f)	1.63%		1.66%		0.99%		19.63%

—		$9.06	4.91	%(c)	$1	1.70	%(d)	2.24	%(d)	0.18	%(d)	(0.36	)%(d)	25.35%
—		$9.16	3.95%		$1	1.70%		2.24%		0.45%		(0.09)%		9.98%
—		$5.05	5.79%		$1	1.71	%(f)	2.12%		0.66%		0.25%		19.63%

—	(g)	$7.33	(45.17)%		$4,716	1.30	%(h)	3.19%		1.66	%(h)	(0.24)%		32.62%
—	(g)	$8.24	13.96%		$50,865	0.81	%(i)(j)	1.85%		1.36	%(j)	0.32%		39.48%
—		$9.14	11.59%		$90,580	0.70%		1.19%		1.25%		0.76%		25.35%
—		$9.18	5.09%		$108,301	0.70%		0.96%		1.49%		1.23%		9.98%
—		$5.08	7.33%		$12,252	0.70%		1.25%		1.98%		1.43%		19.63%

—		$10.53	15.45	%(c)	$42	1.25	%(d)	15.34	%(d)	0.79	%(d)	(13.29	)%(d)	45.84%
—		$10.82	3.85%		$68	1.25%		7.21%		1.19%		(4.78)%		126.54%
—		$11.84	10.55%		$82	1.25%		6.02%		0.96%		(3.81)%		33.96%

—		$10.46	14.60	%(c)	$1	2.00	%(d)	16.09	%(d)	0.46	%(d)	(13.63	)%(d)	45.84%
—		$10.65	2.97%		$26	2.00%		10.29%		0.05%		(8.25)%		126.54%
—		$11.66	9.92%		$38	2.00%		6.86%		0.21%		(4.65)%		33.96%

0.02		$7.22	(41.24	)%(k)	$1,279	1.40	%(h)	8.08%		0.97	%(h)	(5.72)%		52.45%
—	(g)	$8.93	25.87%		$737	1.22	%(l)(m)	8.12%		1.96	%(m)	(4.94)%		68.94%
—		$10.55	21.39%		$844	1.00%		14.84%		1.48%		(12.36)%		45.84%
—		$10.78	4.04%		$1,142	1.00%		9.26%		0.98%		(7.27)%		126.54%
—		$11.80	10.87%		$1,894	1.00%		5.74%		1.20%		(3.55)%		33.96%

Annual Shareholder Report

Financial Highlights (Continued)

Dreman Contrarian Funds (Continued)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
DREMAN CONTRARIAN SMALL CAP VALUE FUND
Class A Shares
2010(b)	$16.04	0.10	(c)	2.30	2.40	(0.14)	—	(0.14)
2011	$18.30	0.10		(0.22)	(0.12)	(0.13)	—	(0.13)
2012	$18.07	0.11		1.47	1.58	(0.19)	(1.66)	(1.85)
Institutional Class Shares
2008	$18.86	0.07		(5.35)	(5.28)	(0.03)	—	(0.03)
2009	$13.55	0.10	(c)	1.94	2.04	(0.06)	(0.06)	(0.12)
2010	$15.47	0.14		2.93	3.07	(0.14)	—	(0.14)
2011	$18.40	0.31		(0.38)	(0.07)	(0.14)	—	(0.14)
2012	$18.19	0.14		1.48	1.62	(0.23)	(1.66)	(1.89)
Retail Class
2008	$18.83	0.03		(5.34)	(5.31)	(0.03)	—	(0.03)
2009	$13.51	0.07		2.12	2.19	(0.06)	(0.06)	(0.12)
2010	$15.59	0.09		2.80	2.89	(0.13)	—	(0.13)
2011	$18.35	0.11		(0.22)	(0.11)	(0.13)	—	(0.13)
2012	$18.11	0.11		1.47	1.58	(0.17)	(1.66)	(1.83)
DREMAN MARKET OVER-REACTION FUND
Class A Shares
2010(b)	$8.33	0.15		0.63	0.78	(0.13)	—	(0.13)
2011	$8.98	0.19	(c)	(0.49)	(0.30)	(0.20)	(0.79)	(0.99)
2012	$7.69	0.19		0.34	0.53	(0.17)	—	(0.17)
Class C Shares
2010(b)	$8.33	0.09		0.62	0.71	(0.12)	—	(0.12)
2011	$8.92	0.11		(0.48)	(0.37)	(0.11)	(0.79)	(0.90)
2012	$7.65	0.10	(c)	0.37	0.47	(0.17)	—	(0.17)
Institutional Class
2008	$10.99	0.10	(c)	(5.11)	(5.01)	(0.07)	(0.25)	(0.32)
2009	$5.66	0.12	(c)	2.21	2.33	(0.07)	—	(0.07)
2010	$7.92	0.18	(c)	1.02	1.20	(0.13)	—	(0.13)
2011	$8.99	0.20		(0.48)	(0.28)	(0.20)	(0.79)	(0.99)
2012	$7.72	0.17		0.38	0.55	(0.18)	—	(0.18)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(c)	Per share amount has been calculated using the average shares method.
(d)	Not Annualized.
(e)	Annualized.
(f)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.25%.
(g)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(h)	Effective June 1, 2009, the Advisor discontinued the voluntary waiver of 12b-1 fees. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.12% higher and each net investment income ratio would have been 0.12% lower.
(i)	Amount is less than $0.005.
(j)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.85%. Prior to that date, the expense cap was 1.55%.
(k)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.03% higher and each net investment income ratio would have been 0.03% lower.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, end of period (000 omitted)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover rate

—		$18.30	15.00	%(d)	$275	1.25	%(e)	1.59	%(e)	0.62	%(e)	0.28	%(e)	35.75%
0.02		$18.07	(0.60)%		$1,935	1.25%		1.49%		0.46%		0.22%		44.08%
—		$17.80	9.92%		$3,180	1.25%		1.75%		0.55%		0.05%		30.19%

—		$13.55	(28.05)%		$4,253	1.25%		1.45%		0.50%		0.30%		46.95%
—		$15.47	15.27%		$15,309	1.09	%(f)	2.06%		0.74%		(0.23)%		80.75%
—		$18.40	19.90%		$19,300	1.00%		1.34%		0.79%		0.45%		35.75%
—		$18.19	(0.44)%		$11,472	1.00%		1.26%		0.85%		0.59%		44.08%
—		$17.92	10.14%		$13,185	1.00%		1.49%		0.80%		0.30%		30.19%

0.02		$13.51	(28.14)%		$46,298	1.50	%(g)	1.70%		0.25	%(g)	0.05%		46.95%
0.01		$15.59	16.51%		$72,442	1.38	%(h)	2.18%		0.54	%(h)	(0.26)%		80.75%
—	(i)	$18.35	18.61%		$105,796	1.25%		1.58%		0.53%		0.20%		35.75%
—	(i)	$18.11	(0.66)%		$82,840	1.25%		1.51%		0.57%		0.32%		44.08%
—	(i)	$17.86	9.93%		$69,992	1.25%		1.74%		0.56%		0.06%		30.19%

—		$8.98	9.43	%(d)	$1	1.10	%(e)	2.77	%(e)	1.92	%(e)	0.25	%(e)	146.67%
—		$7.69	(4.12)%		$9	1.10%		2.28%		2.32%		1.14%		100.41%
—		$8.05	7.15%		$2,462	1.10%		2.41%		1.82%		0.51%		105.63%

—		$8.92	8.63	%(d)	$1	1.85	%(e)	3.49	%(e)	1.15	%(e)	(0.49	)%(e)	146.67%
—		$7.65	(4.88)%		$1	1.85%		3.14%		1.38%		0.10%		100.41%
—		$7.95	6.40%		$51	1.85%		3.08%		1.33%		0.10%		105.63%

—		$5.66	(46.85)%		$663	1.55	%(g)	19.83%		1.10	%(g)	(17.18)%		118.25%
—		$7.92	41.67%		$7,115	0.93	%(j)(k)	4.16%		1.67	%(k)	(1.56)%		103.93%
—		$8.99	15.25%		$8,201	0.85%		2.44%		2.17%		0.58%		146.67%
—		$7.72	(3.86)%		$7,848	0.85%		2.06%		2.36%		1.15%		100.41%
—		$8.09	7.37%		$8,765	0.85%		2.04%		2.27%		1.09%		105.63%

Annual Shareholder Report

Financial Highlights (Continued)

Dreman Contrarian Funds (Continued)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
DREMAN CONTRARIAN INTERNATIONAL VALUE FUND
Class A Shares
2011(b)	$14.16	0.13		(2.08)		(1.95)	(0.15)	—	(0.15)
2012	$12.06	0.21		0.08		0.29	(0.18)	(0.27)	(0.45)
Class C Shares
2011(b)	$14.16	0.10		(2.09)		(1.99)	(0.12)	—	(0.12)
2012	$12.05	0.10		0.10		0.20	(0.10)	(0.27)	(0.37)
Institutional Class(e)
2008(f)	$10.00	—	(g)	(1.15)		(1.15)	—	—	—
2009	$8.85	0.23	(i)	4.82		5.05	—	—	—
2010	$13.90	0.13	(i)	1.14		1.27	(0.37)	(2.05)	(2.42)
2011	$12.75	0.26		(0.36)		(0.10)	(0.34)	(0.23)	(0.57)
2012	$12.08	0.23		0.08		0.31	(0.21)	(0.27)	(0.48)
DREMAN CONTRARIAN VALUE EQUITY FUND
Class A Shares
2011(b)	$10.00	0.02		(0.85	)(k)	(0.83)	—	—	—
2012	$9.17	0.09		0.88		0.97	(0.09)	— (g)	(0.09)
Class C Shares
2011(b)	$10.00	—	(g)	(0.87	)(k)	(0.87)	—	—	—
2012	$9.13	0.05		0.85		0.90	(0.07)	— (g)	(0.07)
Institutional Class
2011(b)	$10.00	0.02		(0.85	)(k)	(0.83)	—	—	—
2012	$9.17	0.14		0.86		1.00	(0.10)	— (g)	(0.10)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period April 25, 2011 (commencement of operations) to October 31, 2011.
(c)	Not Annualized.
(d)	Annualized.
(e)	Formerly Retail Class, prior to April 25, 2011 (See Note 1 in the Notes to the Financial Statements).
(f)	For the period October 15, 2008 (commencement of operations) to October 31, 2008.
(g)	Amount is less than $0.005.
(h)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(i)	Per share amount has been calculated using the average shares method.
(j)	Effective April 25, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.40%. Prior to that date, the expense cap was 1.65% (included Retail Class 12b-1 fee).
(k)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(See accompanying notes which are an integral part of these Financial Statements)

Annual Shareholder Report

Paid in capital from redemption fees	Net Asset Value, end of period	Total return(a)		Net Assets, end of period (000 omitted)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio turnover rate

—	$12.06	(13.78	)%(c)	$149	1.65	%(d)	16.26	%(d)	0.47	%(d)	(14.14	)%(d)	40.03%
—	$11.90	2.78%		$431	1.65%		6.05%		1.86%		(2.54)%		32.12%

—	$12.05	(14.10	)%(c)	$26	2.40	%(d)	15.00	%(d)	0.43	%(d)	(12.17	)%(d)	40.03%
—	$11.88	2.00%		$71	2.40%		6.76%		1.03%		(3.33)%		32.12%

—	$8.85	(11.50	)%(c)	$88	1.40	%(d)(h)	268.58	%(d)	(0.27	)%(d)(h)	(267.45	)%(d)	5.54%
—	$13.90	57.06%		$162	1.40	%(h)	69.84%		2.16	%(h)	(66.28)%		229.54%
—	$12.75	9.73%		$617	1.61%		23.01%		1.05%		(20.35)%		32.94%
—	$12.08	(0.97)%		$1,235	1.50	%(j)	12.54%		1.92%		(9.12)%		40.03%
—	$11.91	2.95%		$1,426	1.40%		5.73%		1.99%		(2.34)%		32.12%

—	$9.17	(8.30	)%(c)	$103	1.20	%(d)	58.68	%(d)	1.10	%(d)	(56.38	)%(d)	25.85%
—	$10.05	10.71%		$872	1.20%		7.46%		1.17%		(5.09)%		41.08%

—	$9.13	(8.70	)%(c)	$37	1.95	%(d)	68.60	%(d)	0.20	%(d)	(66.45	)%(d)	25.85%
—	$9.96	9.95%		$41	1.95%		8.47%		0.47%		(6.05)%		41.08%

—	$9.17	(8.30	)%(c)	$486	0.95	%(d)	62.14	%(d)	1.15	%(d)	(60.04	)%(d)	25.85%
—	$10.07	11.02%		$540	0.95%		7.47%		1.47%		(5.05)%		41.08%

Annual Shareholder Report

Notes to the Financial Statements

October 31, 2012

Note	1. Organization

Dreman High Opportunity Fund (“High Opportunity Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”), Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”), Dreman Contrarian International Value Fund (“International Value Fund”), and the Dreman Contrarian Value Equity Fund (“Value Equity Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Dreman Contrarian Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” The Funds, with the exception of the International Value Fund and the Value Equity Fund, were previously organized as diversified series of Unified Series Trust (the “Predecessor Funds”). The High Opportunity Fund changed its name from the Dreman Contrarian Large Cap Value Fund effective March 1, 2010. On January 22, 2008, each Predecessor Fund was reorganized in a tax-free transaction as a new portfolio of the Trust.

The investment objective of the High Opportunity Fund and the Market Over-Reaction Fund is total return. The investment objective of the Mid Cap Value Fund, Small Cap Value Fund, and the Value Equity Fund is long-term capital appreciation. The investment objective of the International Value Fund is capital appreciation. The investment advisor to the Funds is Dreman Value Management, LLC (the “Advisor”). The High Opportunity Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003. The Market Over-Reaction Fund commenced operations on April 3, 2007. The International Value Fund commenced operations on October 15, 2008. The Value Equity Fund commenced operations on April 25, 2011.

Each of the High Opportunity Fund, the Mid Cap Value Fund, the Market Over-Reaction Fund, the International Value Fund, and the Value Equity Fund offers Class A shares, Class C shares, and Institutional Class shares. On April 25, 2011, the Retail Class shares for the International Value Fund changed to Institutional Class shares. Classes A and C of the International Value Fund commenced operations on April 25, 2011. The Small Cap Value Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Class A shares are offered with a front-end sales charge, while Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year. The Retail Class shares impose a 1% redemption fee on all shares redeemed within 60 days of purchase.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the

Generally Accepted Accounting Principles in the United States of America (“GAAP”).

Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes—The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and for the fiscal year ended October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. All Funds are subject to examination by U.S. federal tax authorities for the last four tax year ends and the interim tax period since then.

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis as determined by the Board of Trustees (the “Board”). Class specific expenses are assigned to that specific class of the respective fund.

Security Transactions and Related Income—The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income on at least an annual basis. The Funds intend to

Annual Shareholder Report

distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the fiscal year ended October 31, 2012, the following reclassifications were made:

Fund	Amount	Reclassified from:	Reclassified to:
High Opportunity Fund	$4	Paid in Capital	Net Realized Gain/Loss
High Opportunity Fund	40,874	Net Realized Gain/Loss	Net Investment Income
Mid Cap Value Fund	945	Paid in Capital	Net Investment Income
Mid Cap Value Fund	225	Paid in Capital	Net Realized Gain/Loss
Small Cap Value Fund	79	Paid in Capital	Net Realized Gain/Loss
Small Cap Value Fund	29,464	Net Realized Gain/Loss	Net Investment Income
Market Over-Reaction Fund	502	Net Investment Income	Net Realized Gain/Loss
International Value Fund	2	Net Realized Gain/Loss	Net Investment Income

Note	3. Securities Valuation And Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1—quoted prices in active markets for identical securities
•

Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based, on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts (ADRs), Global Registered securities, exchanged-traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities are categorized as Level 3 securities. The escrow rights owned by the Mid Cap Value Fund were valued with considerations that no market exists for the rights and any future payments are not expected.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Annual Shareholder Report

Notes to the Financial Statements (Continued)

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2012, based on the three levels defined above:

Fund Name	LEVEL 1	LEVEL 2	LEVEL 3	Total
Dreman High Opportunity Fund
Common Stocks
Consumer Discretionary	$1,129,335	$—	$—	$1,129,335
Consumer Staples	721,866	—	—	721,866
Energy	3,543,158	—	—	3,543,158
Financials	2,695,752	—	—	2,695,752
Health Care	1,320,018	—	—	1,320,018
Industrials	1,321,808	—	—	1,321,808
Information Technology	811,287	—	—	811,287
Materials	615,882	—	—	615,882
Exchange-Traded Funds	170,805	—	—	170,805

Total	12,329,911	—	—	12,329,911

Dreman Contrarian Mid Cap Value Fund
Common Stocks
Consumer Discretionary	140,361	—	—	140,361
Consumer Staples	87,029	—	—	87,029
Energy	167,546	—	—	167,546
Financials	418,614	—	—	418,614
Health Care	153,830	—	—	153,830
Industrials	302,922	—	—	302,922
Information Technology	284,662	—	—	284,662
Materials	218,294	—	—	218,294
Real Estate Investment Trusts	112,609	—	—	112,609
Utilities	52,620	—	—	52,620
Escrow Rights	—	—	—	—
Money Market Securities	153,801	—	—	153,801

Total	2,092,288	—	—	2,092,288

Annual Shareholder Report

Fund Name	LEVEL 1	LEVEL 2	LEVEL 3	Total
Dreman Contrarian Small Cap Value Fund
Common Stocks
Consumer Discretionary	$9,560,790	$—	$—	$9,560,790
Consumer Staples	1,024,600	—	—	1,024,600
Energy	3,670,006	—	—	3,670,006
Financials	21,841,640	—	—	21,841,640
Health Care	5,356,610	—	—	5,356,610
Industrials	15,161,921	51,720	—	15,213,641
Information Technology	8,674,831	—	—	8,674,831
Materials	7,280,088	—	—	7,280,088
Real Estate Investment Trusts	5,573,543	—	—	5,573,543
Utilities	3,507,625	—	—	3,507,625
Exchange-Traded Funds	3,264,061	—	—	3,264,061
Money Market Securities	1,545,557	—	—	1,545,557

Total	86,461,272	51,720	—	86,512,992

Dreman Market Over Reaction Fund
Common Stocks
Consumer Discretionary	800,840	—	—	800,840
Consumer Staples	108,566	—	—	108,566
Energy	2,767,031	—	—	2,767,031
Financials	2,923,343	—	—	2,923,343
Health Care	883,482	—	—	883,482
Industrials	660,868	—	—	660,868
Information Technology	856,520	—	—	856,520
Materials	1,231,188	—	—	1,231,188
Real Estate Investment Trusts	194,423	—	—	194,423
Telecommunication Services	586,834	—	—	586,834
Utilities	215,938	—	—	215,938
Money Market Securities	9,108	—	—	9,108

Total	11,238,141	—	—	11,238,141

Dreman Contrarian International Value Fund
Common Stocks
Consumer Discretionary	77,367	—	—	77,367
Consumer Staples	69,303	—	—	69,303
Energy	325,972	—	—	325,972
Financials	525,060	—	—	525,060
Health Care	149,841	—	—	149,841
Industrials	187,100	—	—	187,100
Information Technology	60,799	—	—	60,799
Materials	259,796	—	—	259,796
Telecommunication Services	179,584	—	—	179,584
Money Market Securities	78,462	—	—	78,462

Total	1,913,284	—	—	1,913,284

Dreman Contrarian Value Equity Fund
Common Stocks
Consumer Discretionary	106,515	—	—	106,515
Consumer Staples	29,987	—	—	29,987
Energy	210,746	—	—	210,746
Financials	438,296	—	—	438,296
Health Care	145,801	—	—	145,801
Industrials	195,377	—	—	195,377
Information Technology	183,966	—	—	183,966
Materials	88,815	—	—	88,815
Money Market Securities	40,265	—	—	40,265

Total	1,439,768	—	—	1,439,768

The High Opportunity, Small Cap Value, Market Over-Reaction, International Value, and the Value Equity Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Mid Cap Value Fund held escrow rights, which were valued at $0 for the fiscal year ended October 31, 2012, and for the fiscal year

Annual Shareholder Report

Notes to the Financial Statements (Continued)

ended October 31, 2011. There were no transactions or changes in valuation for this security during the reporting period ended October 31, 2012.

The Trust recognizes transfers between fair value hierarchy levels during the reporting period. There were no transfers between any levels as of October 31, 2012.

Note	4. Fees and Other Transactions with Affiliates

Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages each Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of the average daily net assets of the Funds. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest expenses and dividends on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Funds may invest) do not exceed a specified percentage of the average daily net assets of each Fund through February 28, 2013.

Please see the chart and paragraph for information regarding the management fees, fee waivers, and expenses reimbursed by each Fund for the fiscal year ended October 31, 2012 and the amounts owed to the Funds by the Advisor or the amounts owed to the Advisor by the Funds.

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
Management fee (as a percent of average net assets)	0.60%	0.85%	0.85%	0.75%	1.00%	0.70%
Expense limitation (as a percent of average net assets)—Class A	0.70%	1.00%	1.00%	0.85%	1.40%	0.95%
Expense limitation (as a percent of average net assets)—Class C	0.70%	1.00%	—	0.85%	1.40%	0.95%
Expense limitation (as a percent of average net assets)—Institutional Class	0.70%	1.00%	1.00%	0.85%	1.40%	0.95%
Expense limitation (as a percent of average net assets)—Retail Class	—	—	1.00%	—	—	—
Management fees earned	$569,803	$11,282	$791,254	$65,539	$16,417	$7,543
Fees waived and expenses reimbursed	$520,482	$63,091	$459,430	$104,382	$71,338	$69,072
Owed to the Fund by the Advisor	$195	$4,674	$—	$5,295	$4,857	$7,774
Owed to the Advisor by the Fund	$—	$—	$16,457	$—	$—	$—

A Trustee of the Trust and an officer of the Trust are owners and officers of the Advisor.

Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation then in place or at the limitation in place at the time of the waiver. At October 31, 2012, the amounts subject to recoupment are as follows:

Fund	Amount	Recoverable through October 31,
High Opportunity Fund	$367,168	2013
	297,512	2014
	520,482	2015
Mid Cap Value Fund	115,173	2013
	96,808	2014
	63,091	2015
Small Cap Value Fund	374,325	2013
	307,826	2014
	459,430	2015
Market Over-Reaction Fund	121,424	2013
	101,391	2014
	104,382	2015
International Value Fund	70,650	2013
	93,548	2014
	71,338	2015
Value Equity Fund	62,780	2014
	69,072	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. The Trust also retains

Annual Shareholder Report

HASI to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2012, fees for administrative services and the amounts due to HASI at October 31, 2012 were as follows:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
Administration expenses	$273,536	$3,868	$268,956	$21,282	$4,588	$2,709
Payable to HASI	$21,426	$250	$33,467	$1,430	$428	$334

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2012, the Custodian earned fees for custody services and was owed for those services at October 31, 2012 as follows:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
Custodian expenses	$36,698	$4,990	$30,966	$17,009	$15,566	$13,293
Payable to Custodian	$2,040	$50	$1,276	$429	$956	$1,336

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2012. The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc.

The Funds have adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that the Funds will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to: 0.25% of the average daily net assets of the Class A shares of the High Opportunity, Mid Cap Value, Small Cap Value, Market Over-Reaction, International Value, and Value Equity Funds; 1.00% (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders) of the average daily net assets of the Class C shares of the High Opportunity, Mid Cap Value, and Market Over-Reaction,

International Value and Value Equity Funds; and 0.25% of the average daily net assets of the Retail Class shares of the Small Cap Value Fund, in connection with the promotion and distribution of shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds and/or their Advisor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of the Funds shares, for which the Funds pay the Advisor the 12b-1 fee described above.

For the fiscal year ended October 31, 2012, the Funds accrued the following 12b-1 fees:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
12b-1 fees earned—Class A	$5	$178	$6,000	$1,138	$729	$1,322
12b-1 fees earned—Class C	6	322	—	422	455	387
12b-1 fees earned—Retail Class	—	—	195,571	—	—	—
12b-1 fees payable by Fund	3	49	15,620	528	150	223

For the fiscal year ended October 31, 2012 the Distributor received CDSC fees of $92 earned on sales of Mid Cap Value Fund’s Class C shares.

Annual Shareholder Report

Notes to the Financial Statements (Continued)

The High Opportunity, Mid Cap Value, Small Cap Value, Market Over-Reaction, and Value Equity Funds invest in shares of the Huntington Money Market Fund—Trust shares and the International Value Fund invests in shares of the Huntington U.S. Treasury Money Market Fund—Trust shares. An officer of the Trust is also an officer of the Huntington Funds, the series of Funds these money market funds belong to. For the fiscal year ended October 31, 2012, the investments in affiliates were:

Fund	10/31/11 Fair Value	Purchases	Sales	10/31/12 Fair Value	Income
High Opportunity Fund	$—	$6,364,236	$(6,364,236)	$—	$10
Mid Cap Value Fund	6,258	868,605	(721,062)	$153,801	3
Small Cap Value Fund	—	18,535,517	(16,989,960)	$1,545,557	75
Market Over-Reaction Fund	40,858	3,132,441	(3,164,191)	$9,108	6
International Value Fund	17,424	667,564	(606,526)	$78,462	2
Value Equity Fund	291	553,010	(513,036)	$40,265	2

Note	5. Investments Transactions

For the fiscal year ended October 31, 2012, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Fund	Purchases	Sales
High Opportunity Fund	$18,254,279	$118,244,180
Mid Cap Value Fund	1,060,728	442,725
Small Cap Value Fund	27,766,837	46,019,982
Market Over-Reaction Fund	12,192,980	9,216,055
International Value Fund	938,453	507,666
Value Equity Fund	1,139,657	420,778

Note	6. Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. For the fiscal year ended October 31, 2012, the following owned the Funds:

Fund	% of Fund	Owned by
High Opportunity Fund—Class A	92.17%	Charles Schwab & Co.**
High Opportunity Fund—Class C	100.00%	Dreman Value Management, LLC*
High Opportunity Fund—Institutional Class	64.65%	David N. Dreman
Mid Cap Value Fund—Class A	41.45%	E*Trade Clearing LLC**
Mid Cap Value Fund—Class C	25.09%	Raymond James & Associates, Inc**
Small Cap Value Fund—Class A	31.43%	UBS Financial Services, Inc.**
Small Cap Value Fund—Retail Class	29.95%	National Financial Services Co.**
Small Cap Value Fund—Retail Class	29.22%	Charles Schwab & Co.**
Market Over- Reaction Fund—Class C	79.58%	LPL Financial**
Market Over- Reaction Fund—Institutional Class	62.82%	The Dreman Family 1988 Trust
International Value Fund—Class C	50.17%	Raymond James & Associates, Inc**
International Value Fund—Class C	29.38%	Raymond James & Associates, Inc**
Value Equity Fund—Class C	72.93%	LPL Financial**
Value Equity Fund—Institutional Class	35.95%	E*Trade Clearing LLC**
Value Equity Fund—Institutional Class	27.06%	TD Ameritrade, Inc.**

*	David Dreman is the President of the Advisor and all companies are considered related parties to the Advisor.
**	Shares held for the benefit of their customers.

As a result of the beneficial ownership described above, Charles Schwab & Co. may be deemed to control the High Opportunity Fund—Class A; the Advisor may be deemed to control the High Opportunity Fund –Class C shares; David N. Dreman may be deemed to control the High Opportunity Fund—Institutional Class shares; E*Trade Clearing LLC may be deemed to control the Mid Cap Value Fund—Class A shares; Raymond James & Associates, Inc., may be deemed to control the Mid Cap Value Fund —Class C shares; UBS Financial Services, Inc. may be deemed to control the Small Cap Value Fund—Class A shares; National Financial Services Co. and Charles Schwab & Co. may be deemed to control the Small Cap Value Fund—Retail Class shares; LPL Financial may be deemed to control the Market Over-Reaction Fund—Class C shares; The Dreman Family 1988 Trust may be deemed to control the Market Over-Reaction Fund—Institutional Class shares; Raymond James & Associates, Inc., may be deemed to control the International Value Fund—Class C shares; LPL Financial may be deemed to control the Value Equity Fund- Class C shares; and E*Trade Clearing LLC and TD Ameritrade, Inc. may be deemed to control the Value Equity Fund—Institutional Class.

Annual Shareholder Report

Note	7. Distributions to Shareholders

On December 18, 2012, the following Funds paid distributions to shareholders of record on December 17, 2012.

Fund	Distribution Type	Per Share	Total Distribution
High Opportunity Fund—Class A	Ordinary income	$0.0333	$49
	Short-term capital gain	$0.3609	$530
	Long-term capital gain	$1.5696	$2,307
High Opportunity Fund—Class C	Ordinary income	$0.0333	$4
	Short-term capital gain	$0.3609	$41
	Long-term capital gain	$1.5696	$179
High Opportunity Fund—Institutional Class	Ordinary income	$0.0333	$60,476
	Short-term capital gain	$0.3609	$655,426
	Long-term capital gain	$1.5696	$2,850,530
Mid Cap Value Fund—Class A	Ordinary income	$0.0890	$616
Mid Cap Value Fund—Class C	Ordinary income	$0.0890	$183
Mid Cap Value Fund—Institutional Class	Ordinary income	$0.0890	$5,882
Small Cap Value Fund—Class A	Ordinary income	$0.0784	$16,364
	Short-term capital gain	$0.0659	$13,755
	Long-term capital gain	$0.0940	$19,621
Small Cap Value Fund—Retail Class	Ordinary income	$0.0784	$292,834
	Short-term capital gain	$0.0659	$246,145
	Long-term capital gain	$0.0940	$351,103
Small Cap Value Fund—Institutional Class	Ordinary income	$0.0784	$55,644
	Short-term capital gain	$0.0659	$46,772
	Long-term capital gain	$0.0940	$66,716
Market Over-Reaction Fund—Class A	Ordinary income	$0.1257	$37,707
	Short-term capital gain	$0.0039	$1,170
	Long-term capital gain	$0.6366	$190,964
Market Over-Reaction Fund—Class C	Ordinary income	$0.1257	$799
	Short-term capital gain	$0.0039	$25
	Long-term capital gain	$0.6366	$4,049
Market Over-Reaction Fund—Institutional Class	Ordinary income	$0.1257	$135,679
	Short-term capital gain	$0.0039	$4,210
	Long-term capital gain	$0.6366	$687,138
International Value Fund—Class A	Ordinary income	$0.2433	$4,932
	Short-term capital gain	$0.2842	$5,762
	Long-term capital gain	$0.3564	$7,225
International Value Fund—Class C	Ordinary income	$0.2433	$1,450
	Short-term capital gain	$0.2842	$1,693
	Long-term capital gain	$0.3564	$2,124
International Value Fund—Institutional Class	Ordinary income	$0.2433	$20,602
	Short-term capital gain	$0.2842	$24,065
	Long-term capital gain	$0.3564	$30,179
Value Equity Fund—Class A	Ordinary income	$0.1270	$9,270
	Short-term capital gain	$0.3890	$28,395
	Long-term capital gain	$0.4082	$29,796
Value Equity Fund—Class C	Ordinary income	$0.1270	$443
	Short-term capital gain	$0.3890	$1,356
	Long-term capital gain	$0.4082	$1,423
Value Equity Fund—Institutional Class	Ordinary income	$0.1270	$6,812
	Short-term capital gain	$0.3890	$20,864
	Long-term capital gain	$0.4082	$21,894

Annual Shareholder Report

Notes to the Financial Statements (Continued)

Note	8. Federal Income Taxes

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
High Opportunity Fund	$12,762,926	$754,935	$(1,187,950)	$(433,015)
Mid Cap Value Fund	1,992,492	172,391	(72,595)	99,796
Small Cap Value Fund	76,342,588	13,506,367	(3,335,963)	10,170,404
Market Over-Reaction Fund	10,586,169	1,019,795	(367,823)	651,972
International Value Fund	1,930,865	145,616	(163,197)	(17,581)
Value Equity Fund	1,376,014	139,391	(75,637)	63,754

*	At October 31, 2012, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and income from certain investments.

As of October 31, 2012, the Funds most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
High Opportunity Fund	$697,597	$2,853,092	$—	$(433,015)	3,117,674
Mid Cap Value Fund	—	—	(403,763)	99,796	(303,967)
Small Cap Value Fund	537,907	496,887	—	10,170,404	11,205,198
Market Over-Reaction Fund	172,324	14,217	—	651,972	838,513
International Value Fund	22,320	30,945	—	(17,581)	35,684
Value Equity Fund	55,188	3,782	—	63,754	122,724

*	The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and income from certain investments.

At October 31, 2012, the following Funds had available for federal tax purposes unused capital loss carryforward, which are available for offsets offset against future taxable net capital gains, as follows:

Fund	Amount	Expires
Mid Cap Value Fund	$10,141	2016
Mid Cap Value Fund	$393,622	2017

The Mid Cap Value Fund and the Market Over-Reaction Fund utilized loss carryforwards of $34,414 and $326,658, respectively, during the fiscal year ended October 31, 2012.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

Capital losses generated during the fiscal year ending October 31, 2012 will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective for taxable years beginning after the enactment date of the Act, if capital losses are not reduced by capital gains during the fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryforwards generated in future years must be fully utilized before those capital loss carryforwards listed with noted expiration dates in the table above.

The tax character of distributions paid during the fiscal year ended October 31, 2012, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
High Opportunity Fund	$1,960,998	$7,827,775	$9,788,773	$—	$9,788,773
Mid Cap Value Fund	15,383	—	15,384	966	16,349
Small Cap Value Fund	902,146	8,469,760	9,371,907	—	9,371,906
Market Over-Reaction Fund	184,999	—	184,999	—	184,999
International Value Fund	39,923	21,892	61,815	—	61,815
Value Equity Fund	6,738	—	6,738	—	6,738

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

Annual Shareholder Report

The tax character of distributions paid during the fiscal year ended October 31, 2011, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
High Opportunity Fund	$3,218,820	$1,647,774	$4,866,594	$—	$4,866,594
Mid Cap Value Fund	17,995	—	17,995	280	18,275
Small Cap Value Fund	872,401	—	872,401	—	872,401
Market Over-Reaction Fund	836,082	62,753	898,835	—	898,835
International Value Fund	32,126	3,112	35,238	—	35,238

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $2,781 of allowable foreign tax credits, which have been passed through to the Fund’s underlying shareholders.

Note 9. Subsequent Events

During a meeting of the Board of Trustees of Dreman Contrarian Funds held on November 19, 2012, the Board determined that it was in the best interest of their shareholders to close the Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Market Over-Reaction Fund, Dreman Contrarian International Value Fund and Dreman Contrarian Value Equity Fund. The Funds liquidated their portfolios and distributed their net assets to shareholders on December 28, 2012. The Board of Trustees also determined that it was in the best interest of Dreman Contrarian Small Cap Value Fund’s shareholders to reorganize the Fund into a newly created series of the Valued Advisers Trust, an existing trust administered by Huntington Asset Services, Inc.

Note 10. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee.

For the fiscal year ended October 31, 2012, the Dreman Small Cap Value Fund held restricted securities representing 0.06% of net assets as listed below:

Issuer Description	Acquisition Date	Shares Amount	Cost($)	Value($)
Dreman Contrarian Small Cap Value Fund
Hyster-Yale Materials Handling, Inc., Class B	9/28/12	1,259	46,231	51,720

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees

Dreman Contrarian Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dreman Contrarian Funds, comprising the Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Market Over-Reaction Fund, Dreman Contrarian International Value Fund and Dreman Contrarian Value Equity Fund (the “Funds”) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Dreman Contrarian Funds as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements of Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Market Over-Reaction Fund, Dreman Contrarian International Value Fund and Dreman Contrarian Value Equity Fund have been prepared assuming that those Funds will continue as going concerns. As discussed in Note 9 to the financial statements, the Board of Trustees of Dreman Contrarian Funds approved the liquidation of Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Market Over-Reaction Fund, Dreman Contrarian International Value Fund and Dreman Contrarian Value Equity Fund on November 19, 2012, which indicates these Funds are not going concerns. The financial statements do not include any adjustments that might be necessary upon liquidation.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 31, 2012

Annual Shareholder Report

Supplemental Information (Unaudited)

Trustees and Officers

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Brian R. Bruce c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 56)	Since 2007	Trustee	Professor, Southern Methodist University (August 2006 to 2011); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company, consisting of two portfolios (May 2003 to Present).
Robert B. Grossman, MD c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 64)	Since 2007	Trustee	Director, Two River Community Bank (2000 – Present); Orthopedic Surgeon in Private Practice.	6	None.
Robert A. Miller, Ph.D. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 68)	Since 2007	Chairman of the Board of Trustees	Independent Consultant with the Registry of College and University Presidents (2006 to present); Interim Senior Vice President and Provost of Roger Williams University (October 2006 to June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 to July 2005).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to 2012).
E. Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 54)	Since September 2008	Trustee	Chief Investment Officer and Managing Director of Dreman Value Management, LLC (2006 to Present); Secretary of the Trust (2007 to March 2011); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997 to 2006).	6	N/A
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 75)	Since 2007	Trustee Ex-Officio[1]	Chairman and Founder of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
R. Jeffrey Young c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 47)	Since March 2011	President and Chief Executive Officer	Senior Vice President of Huntington Asset Services, Inc. (January 2010 to Present); Trustee of Valued Advisers Trust (August 2008 to January 2010 and June 2010 to Present); Chief Executive Officer of Huntington Funds (February 2010 to Present); Managing Director and Chief Operating Officer of Professional Planning Consultants (2007 to 2010); Co-Founder of Kinwood Group, LLC (July 2007 to March 2008); President and Chief Executive Officer of The Coventry Group (2000 to 2007); President and Chief Executive Officer of the STI Classic Funds (2004 to 2007); Senior Vice President of BISYS Fund Services/The Winsbury Company (October 1993 to June 2007).	N/A	N/A

Annual Shareholder Report

Supplemental Information (Unaudited) (Continued)

The following table provides information regarding each of the Interested Trustees and Officers of the Trust.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
Robert W. Silva c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since March 2011	Treasurer and Chief Financial Officer	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.	N/A	N/A
John C. Swhear c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 51)	Since 2007	Anti-Money Laundering Compliance Officer	Vice President, Legal Administration and Compliance at Huntington Asset Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Senior Vice President of Unified Series Trust (May 2007 to Present); Chief Compliance Officer, AML Officer, and Vice President of Valued Advisers Trust (August 2008 to Present); Secretary, Huntington Funds (April 2010 to Present); Previously, Vice President and Acting Chief Executive Officer of the Trust (2007 to March 2010) and President and Chief Executive Officer of the Trust (March 2010 to March 2011); Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).	N/A	N/A
Tara Pierson c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 37)	Since December 2011	Secretary	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.	N/A	N/A

Annual Shareholder Report

Supplemental Information (Unaudited) (Continued)

[1]

Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act. At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

Annual Shareholder Report

Dreman Contrarian Funds (the “Trust”)

PRIVACY POLICY

The following is a description of the Trust’s policies regarding disclosure of non-public personal information that you provide to the Trust or that the Trust collects from other sources. In the event that you hold shares of a Fund of the Trust through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with un-affiliated third parties.

Categories of Information the Trust Collects

The Trust collects the following non-public personal information about you:

•

Information the Trust receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund(s), their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Trust Discloses

The Trust does not disclose any non-public personal information about their current or former shareholders to un-affiliated third parties, except as required or permitted by law. The Trust is permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Trust’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security

The Trust restricts access to your non-public personal information to those persons who require such information to provide products or services to you. The Trust maintains physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

Disposal of Information

The Trust, through its transfer agent, has taken steps to reasonably ensure that the privacy of your non-public personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Trust. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Annual Shareholder Report

Dreman Contrarian Funds (the “Trust”) (Continued)

PRIVACY NOTICE

Providers of personal financial services, including the Trust, are required by law to inform their clients of their policies regarding privacy of client information. We understand that your privacy is important to you, and we are committed to keeping your personal information confidential. This Privacy Notice provides general information on how we use and protect your personal information.

We collect non-public personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, Social Security number and information about your financial status, such as your income;

•	Information about your transactions with us, with our affiliates, or with others; and

•	Information you provide us through your account inquiries by mail, telephone or over the internet.

Parties to whom we disclose information:

We do not disclose any non-public personal information about our clients or former clients to anyone, except as required or permitted by law. Permitted disclosures include, for example, providing information to our employees, and in limited situations, to unrelated third parties who need to know that information to assist us in providing services to you. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose. We may also use your information to alert you to other products and services offered by us and our affiliates. In all such situations, we stress the confidential nature of information being shared.

Protecting the confidentiality of current and former shareholders:

We retain records relating to services we provide so that we are better able to assist you with your financial needs. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

Please call (800) 247-1014 if you have any questions, because your privacy and our goal to provide you with quality financial services are very important to us.

This privacy policy notice is for Dreman Contrarian Funds (the “Trust”), Dreman Value Management, LLC, the Trust’s investment adviser, and Unified Financial Securities, Inc., the Trust’s principal underwriter.

Annual Shareholder Report

Dreman Contrarian Funds

Annual Report

October 31, 2012

TRUSTEES

Brian R. Bruce

Robert B. Grossman

Robert A. Miller

INTERESTED TRUSTEES AND OFFICERS

Clifton Hoover, Jr., Trustee and Secretary

David N. Dreman, Trustee Ex-Officio

R. Jeffrey Young, Chief Executive Officer

Robert W. Silva, Treasurer and Chief Financial Officer

John C. Swhear, Anti-Money Laundering Compliance Officer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave.

Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue NW

Washington, DC 20004-2415

LEGAL COUNSEL TO THE TRUSTEES

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2.  Code of Ethics.

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)  Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)  Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)  Not Applicable

(f)  A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (800) 247-1014 to request a copy of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees
	FY 2012	$66,000
	FY 2011	$66,000

(b)	Audit-Related Fees
	FY 2012	$0
	FY 2011	$0
	Nature of the fees:

(c)	Tax Fees
	FY 2012	$15,000
	FY 2011	$15,000

	Nature of the fees:	Review of the 1120-RICs & Excise Returns

(d)	All Other Fees
	FY 2012	$0
	FY 2011	$0
	Nature of the fees:

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(h)  Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.  Audit Committee of Listed Companies. NOT APPLICABLE

Item 6.  Schedule of Investments. Schedule filed with Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of a filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant            Dreman Contrarian Funds

By

/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer

Date     1/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer

Date     1/3/13

By

/s/ Robert Silva
Robert Silva, Treasurer and Chief Financial Officer

Date     1/3/13